UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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ClearOne, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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CLEARONE, INC.

Notice of 2018 Annual Meeting of Shareholders

Date	October 25, 2018

Time	9:30 a.m. Mountain time

Place	5225 Wiley Post Way, Suite 500, Salt Lake City, UT 84116

Record date	September 12, 2018. Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy voting

All shareholders are cordially invited to attend the meeting and vote in person. However, to ensure your representation at the meeting, you are urged to vote as promptly as possible, whether via the Internet, by telephone, or, by marking, signing, dating, and returning the enclosed proxy in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder has previously submitted a proxy. If you need to obtain directions on how to attend the Annual Meeting and vote in person, please contact our corporate offices at +1 (801) 975-7200.

Items of business

1.    To elect three members of our Board of Directors;

2.    To ratify the appointment of our independent public accountants;

3.    To approve, by non-binding advisory vote, the compensation of our named executive officers as described under the “Compensation Discussion and Analysis” and “Executive Compensation” headings of this Proxy Statement accompanying this Notice of 2018 Annual Meeting of Shareholders;

4.    To approve the reincorporation of ClearOne, Inc. from a Utah corporation to a Delaware corporation; and

5.    To transact such other business as may properly come before the meeting or any adjournment thereof.

The items of business are more fully described in the proxy statement accompanying this notice.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting of Shareholders to be held on October 25, 2018. Because we have elected to utilize the “full set delivery” option, we are delivering to all shareholders paper copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly accessible website. Our Proxy Statement and Annual Report for the fiscal year ended December 31, 2017 are available on our corporate website and may be accessed at www.clearone.com under “Investor Relations”.

By the order of the Board of Directors,

Narsi Narayanan

Corporate Secretary

Salt Lake City, Utah

September 24, 2018

2018 Proxy Statement

This proxy statement is solicited by and on behalf of the Board of Directors of ClearOne, Inc., a Utah corporation (hereinafter referred to as the “Company,” “ClearOne,” “we,” “us” or “our”), for use at the Annual Meeting of Shareholders (the “Annual Meeting”), to be held on October 25, 2018 at 5225 Wiley Post Way, Suite 500, Salt Lake City, UT 84116, at 9:30 A.M. local time, or at any continuations thereof.

These proxy solicitation materials will be distributed on or about September 25, 2018 to all shareholders entitled to vote at the meeting.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

What is the purpose of this Proxy Statement and accompanying Proxy?

A Proxy Statement is a document that the regulations of the Securities and Exchange Commission (“SEC”) require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own and are entitled to vote. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers with full power of substitution as proxies for the Annual Meeting. These officers are Zeynep Hakimoglu and Narsi Narayanan.

The Board of Directors is soliciting your proxy to give all shareholders of record the opportunity to vote on matters that will be presented at the Annual Meeting.  This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to: (i) elect three directors; (ii) ratify the appointment of Tanner LLC as our independent public accountants for the year ending December 31, 2018; (iii) approve, by non-binding advisory vote, the compensation of our named executive officers as described under the headings “Compensation Discussion and Analysis” and “Executive Compensation;” (iv) to approve the reincorporation of ClearOne, Inc. from a Utah corporation to a Delaware Corporation; and (v) to transact any such other business that properly comes before the Annual Meeting (each a “Proposal,” and collectively, the “Proposals”).  Although the Board of Directors does not anticipate that any other issues will come before the Annual Meeting, your completed and executed proxy gives the official proxies the right to vote your shares that you are entitled to vote in their discretion on any other matter properly brought before the Annual Meeting.

What is the record date for voting at the Annual Meeting?

The record date for purposes of determining the number of outstanding shares of our common stock eligible to vote at the Annual Meeting, and for determining the shareholders entitled to vote at the Annual Meeting, is the close of business on September 12, 2018 (the “Record Date”).  As of the Record Date, 8,306,735 shares of common stock were issued and outstanding.  No other series of stock is outstanding.  Holders of the shares of common stock have no preemptive rights. The transfer agent for the common stock is:

Broadridge Corporate Issuer Solutions

P.O. Box 1342

Brentwood, NY 11717

1 (877) 830-4936.

What is the quorum requirement for the Annual Meeting?

A quorum must be present at the meeting in order for the shareholders to take official action. Under Utah law and our Articles of Incorporation and Bylaws, a quorum will exist if a majority of the total number of shares entitled to vote are present, in person or by proxy. Abstentions and broker non-votes, which are described below, will be counted as “represented” for the purpose of determining the presence or absence of a quorum.

What is a broker non-vote and how is it counted?

Under applicable rules, brokers are permitted to vote their customers’ stock held in street name on routine matters when the brokers have not received voting instructions from their customers. However, brokers are not allowed to vote their customers’ stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

The broker can register your shares as present at the Annual Meeting for purposes of attendance and obtaining a quorum, but will not be able to vote on those matters for which specific authorization is required.  Similar to abstentions, broker non-votes are not considered a vote cast. Broker non-votes will have no effect on the voting of Proposals one through three that are on the agenda to be presented at the meeting.

What routine matters will be voted on at the Annual Meeting?

The ratification of the independent public accountants is the only routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

What non-routine matters will be voted on at the Annual Meeting?

The election of directors, the advisory vote on the compensation of our named executive officers and our reincorporation from a Utah corporation to a Delaware corporation are non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers. Your broker will not be allowed to vote your shares on any non-routine matters without your specific instructions. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

How many votes are needed to approve each Proposal?

On all matters, except as otherwise provided by Utah law, each holder of common stock will be entitled to one vote for each share of common stock held on the Record Date. Assuming that a quorum is present, the votes needed to approve each Proposal are set forth below.

Proposal one: In the election of directors, shareholders will not be allowed to cumulate their votes. The election of directors will be determined by plurality vote.

Proposals two and three: The Proposal to ratify the appointment of Tanner LLC as our independent public accountants for the year ending December 31, 2018, and the Proposal to approve, by non-binding advisory vote, the compensation of our named executive officers each requires that the votes cast in favor of the Proposal must exceed the votes cast against the Proposal.

Proposal four: The Proposal to approve the reincorporation of ClearOne, Inc. from a Utah corporation to a Delaware corporation requires the approval of a majority of the outstanding shares of our common stock present and entitled to vote.

Abstentions and broker non-votes will not affect the outcome of the election of directors, the Proposal to ratify the appointment of Tanner LLC as our independent public accountants for the year ending December 31, 2018, or the advisory vote on the compensation of our named executive officers, and will be considered a vote “against” the reincorporation from a Utah corporation to a Delaware corporation.

Other Matters: Any other matter properly presented for approval by the shareholders at the Annual Meeting will generally be approved if the number of votes cast in favor of such matter exceeds the number of votes cast in opposition.  With respect to any such matter, abstentions and broker non-votes are not likely to affect the outcome of a vote on such matter. We are not currently aware of any other matters to be presented at the Annual Meeting.

What are the Board of Director’s recommendations on the Proposals?

The Board of Directors recommends that shareholders cast their votes on the Proposals as follows:

●	“FOR” all director nominees listed in the proxy statement,

●	“FOR” the ratification of the appointment of our independent public accountants,

●	“FOR” by non-binding advisory vote, the approval of the compensation of our named executive officers, and

●	“FOR” the reincorporation of ClearOne, Inc. from a Utah corporation to a Delaware corporation.

What is the effect of an “advisory” vote?

Because your votes with respect to approval of our named executive officer compensation is advisory, it will not be binding upon the Board. However, our Compensation Committee and the Board will take the outcomes of the votes into account when considering future executive compensation arrangements of our named executive officers.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held.  If your shares are registered directly in your name with Broadridge, our transfer agent, you are a “shareholder of record.”  If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

Will I get more than one copy of the proxy statement, annual report or Notice of Internet Availability if there are multiple shareholders at my address?

In some cases, only one copy of this proxy statement, annual report or Notice of Internet Availability is being delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon a written or oral request, a separate copy of this proxy statement, annual report or Notice of Internet Availability to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders sharing an address may also submit requests for delivery of a single copy of the proxy statement, annual report or Notice of Internet Availability, but in such event will still receive separate proxies for each account. To request separate or single delivery of these materials now or in the future, a shareholder may submit a written request to the Corporate Secretary, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116 or a shareholder may make a request by calling the Corporate Secretary at +1 (801) 975-7200, or by contacting our transfer agent, Broadridge Corporate Issuer Solutions P.O. Box 1342, Brentwood, NY 11717 or calling +1 (877) 830-4936.

How do I vote?

If your shares of common stock are held in street name by a broker, bank or other nominee, you will receive information from your nominee as to how to instruct them to vote your shares of common stock for each of the Proposals discussed in this proxy statement.

If you are a shareholder of record and hold common stock in your own name, you may give instructions on how to vote your shares of common stock by following the instructions on the proxy card or Notice of Internet Availability on how to vote over the Internet, by phone, or by mail by completing, signing, dating and returning the proxy card.

By completing and submitting the proxy (whether over the internet, by telephone, or by signing, dating and mailing the accompanying proxy card), the shareholder authorizes Zeynep Hakimoglu, Chairman and Chief Executive Officer, and Narsi Narayanan, Corporate Secretary, as designated on the face of the proxy, to vote all shares for the shareholder. All proxies that are properly completed and submitted will be voted as the shareholder directs. If no direction is given, executed proxies will be voted FOR each proposal set forth in this proxy statement. Votes will be tabulated by Broadridge.

How do I revoke my proxy?

You may revoke your proxy before the vote is taken at the Annual Meeting by:

●	completing, signing and submitting a new proxy with a later date;

●	attending the Annual Meeting and voting in person; or

●	filing a signed, written notice of revocation with the Corporate Secretary of the Company.

Your attendance at the Annual Meeting will not automatically revoke your proxy.

If the common stock you own is held on your behalf by a broker, bank or other nominee, you must contact the nominee to receive instructions as to how you can revoke your proxy.

You may obtain an additional proxy card by writing to Corporate Secretary, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at the Annual Meeting and disclose the final voting results in a current report on Form 8-K filed with the SEC within four (4) business days of the date of the Annual Meeting, unless only preliminary voting results are available at that time.  To the extent necessary, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.  You may access or obtain a copy of these and our other reports filed with the SEC free of charge on our web site at http://www.clearone.com.  Also, such Form 8-K, any amendments thereto and other reports we file with the SEC are available to you over the Internet at the SEC’s web site at http://www.sec.gov.

How can I view the shareholder list?

A complete list of shareholders of record entitled to vote at the Annual Meeting will be available for viewing during ordinary business hours for a period of ten (10) days before the Annual Meeting at our offices located at 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the costs of the solicitation. The solicitation of proxies by the Board of Directors will be conducted primarily by mail and through the Internet.  Additionally, our officers, directors and employees may solicit proxies personally or by telephone, email or other forms of wire or facsimile communication.  These officers, directors and employees will not receive any extra compensation for these services.  We may reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our common stock as of the record date.

How can I obtain a copy of the Annual Report?

Our 2017 Annual Report, has been made available to shareholders with this proxy statement. You may also access or obtain a copy of our 2017 Annual Report, Form 10-K, Form 10-K/A and other reports filed with the SEC free of charge on our web site at http://www.clearone.com, or at the SEC's web site at http://www.sec.gov. The 2017 Annual Report contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the “Audit and Compliance Committee Report” shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will provide, without charge, a printed copy of our 2017 Annual Report to each shareholder of record as of the record date that requests a copy in writing. Any such requests should be directed to our Corporate Secretary at our corporate offices set forth in this proxy statement.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Articles of Incorporation and bylaws provide that our Board of Directors shall consist of not less than three or more than nine members as determined by the Board of Directors or our shareholders from time to time. The Board of Directors has currently fixed the number of directors at four. The term of each of our directors expires at the 2018 Annual Meeting. We have nominated current directors Ms. Hakimoglu, Mr. Hendricks and Mr. Robinson for election at the meeting to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by our Board of Directors. The Board of Directors has no reason to believe any nominee will be unable or will decline to serve as a director. The Board of Directors determined not to nominate Mr. Baldwin for re-election to the Board of Directors. Mr. Baldwin will continue to serve as a member of the Board of Directors until immediately before the start of the Annual Meeting, at which time his term as a director will end and the size of the Board of Directors will be reduced from four to three directors at the outset of the Annual Meeting. The Board of Directors is currently undertaking a search to identify possible candidates to appoint to the Board of Directors, and in accordance with NASDAQ listing standards, the Company will have 180 days to appoint to the Board of Directors a director that satisfies the independence standards of the NASDAQ Capital Market who may be appointed to the Audit Committee of the Board of Directors to comply with the NASDAQ listing standards that require at least three, independent directors serve on the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN.

Directors and Nominees for Director

The following table sets forth certain information regarding our current directors, including the three nominees for re-election as directors at the Annual Meeting.

Name	Age	Position	Director Since
Zeynep “Zee” Hakimoglu	65	Chairman, Chief Executive Officer, and President (4)	See Note 4
Brad R. Baldwin	63	Director (1)(2)(3)	1988
Larry R. Hendricks	75	Director (1)(2)(3)	2003
Eric. L Robinson	51	Director(1)(2)(3)	2015

(1)	Member of the Audit and Compliance Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating Committee
(4)	Officer since July 2004; Director since April 2006; Chairman of the Board since July 2007.

Zee Hakimoglu is our President, Chief Executive Officer and Chairman. She joined our company in December 2003 as Vice President of Product Line Management and was appointed President and Chief Executive Officer in July 2004; she has served as a director of our company since April 2006 and was named Chairman of the Board in July 2007. Prior to joining ClearOne, Ms. Hakimoglu has held senior executive level positions for a variety of high-tech Silicon Valley firms in such areas as business development, product marketing, engineering and product-line management. She served as Vice President of Product Line Management for Oplink Communications, a publicly traded developer of fiber optic subsystems and components, from December 2001 to December 2002; and, President of OZ Optics USA, a manufacturer of fiber optic test equipment and components, from August 2000 to November 2001. From October 1998 to August 2000, she was Vice President of Business Development for Kaifa Technology and was instrumental in its acquisition by E-Tek Dynamics and later by JDS Uniphase. Through these acquisitions, she held the role of Deputy General Manager of the Kaifa Technology business unit. From May 1982 until it was acquired in September 1996, Ms. Hakimoglu held various positions including Vice President of Wireless Engineering and Vice President of the Wireless Business Unit for Aydin Corp., a global telecommunications equipment company that formerly traded on the New York Stock Exchange. Ms. Hakimoglu earned a Bachelor of Science Degree in Physics from California State College, Sonoma, and a Master's Degree in Physics from Drexel University. In light of Ms. Hakimoglu's rich experience in the high-tech industry and her unique and extensive understanding of ClearOne's business, our Board has concluded that Ms. Hakimoglu should continue to serve as a director.

Brad R. Baldwin has served as a director of our company since October 1988 and was appointed "lead independent director" in 2013.  Mr. Baldwin is an attorney licensed to practice in Utah. He is currently employed as President and CEO of First Utah Bank, a full service commercial and community bank headquartered in Salt Lake City, Utah. Prior to that, Mr. Baldwin served as general counsel to the Wasatch Front Regional Multiple Listing Service ("WFRMLS"), which provided data and real estate services to over 10,000 real estate brokers, agents and appraisers in Utah. From 2001 to 2009, he served as an attorney and investment real estate specialist with Commerce CRG in Salt Lake City, Utah.  From 1988 to 2000, he served as legal counsel and president of Banc One, Utah, a full service commercial bank owned by Banc One Corporation.  He also practiced business, corporate and real estate law for ten years in Salt Lake City.  He has a degree in finance from the University of Utah and a law degree from the University of Washington. He has served on the board of many community organizations, including the Salt Lake Area Chamber of Commerce, the Utah Bankers Association, and the Economic Development Corporation of Utah.

Larry R. Hendricks has served as a director of our company since June 2003.  Mr. Hendricks is a Certified Public Accountant who retired in December 2002 after serving as Vice President of Finance and General Manager of Daily Foods, Inc., a national meat processing company.  During his 30-year career in accounting, he served as a self-employed CPA and worked for the international accounting firm Peat Marwick & Mitchell.  Mr. Hendricks has served on the boards of eight other organizations, including Tunex International, Habitat for Humanity, Daily Foods, Skin Care International, and the National Advisory Board of the Huntsman College of Business at Utah State University.  He earned a Bachelor's Degree in Accounting from Utah State University and a Master of Business Administration Degree from the University of Utah.  In light of Mr. Hendricks' background in finance and accounting and his deep understanding of our business due to his long service on our Board, the Board has concluded Mr. Hendricks should continue to serve as a director.

Eric. L Robinson has served as a director of our company since July 2015. Mr. Robinson spent fourteen years in private practice as a corporate attorney, including eleven years as a partner in the Salt Lake City, Utah law firm of Blackburn & Stoll, LC. Mr. Robinson's law practice focused on securities, corporate and other business transactions. Mr. Robinson has been principally employed as General Counsel, Chief Financial Officer and director of MicroPower Global Limited, a development stage company in the semiconductor business since 2009. Mr. Robinson also maintains a small law practice and serves as counsel to a number of companies in the fields of genetics, regenerative medicine, transportation and commercial construction. He also served as General Counsel, Chief Financial Officer and a director to a genetic research company from 2008 until 2015. Mr. Robinson previously acted as General Counsel and Chief Financial Officer to a commercial construction company from 2007 until 2008 which had revenues in excess of $100 million during his tenure. Mr. Robinson previously served as chief financial officer, in-house counsel, secretary and treasurer of ActiveCare, Inc. from July 2016 until his voluntary resignation in June 2017, and subsequent to Mr. Robinson’s departure, ActiveCare filed a voluntary bankruptcy petition under Chapter 11 of the U.S. Bankruptcy Code on July 15, 2018. His legal practice includes working with companies in connection with public and private offerings of securities, corporate partnering, mergers and acquisitions, licensing technology transfer, contracts and construction. He graduated from the University of Utah with honors with a B.S. degree in accounting and he subsequently passed the CPA exam (unlicensed). He graduated from Vanderbilt University with a J.D. where he graduated Order of the Coif and acted as a Managing Editor of the Law Review. Mr. Robinson has previously served as corporate and securities legal counsel to the Company and the Company's largest shareholder, E. Dallin Bagley. In light of Mr. Robinson’s legal and financial background, the Board has concluded that Mr. Robinson should continue to serve as a director.

CORPORATE GOVERNANCE

Information Relating to Corporate Governance and the Board of Directors

Our Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Baldwin, Hendricks and Robinson are independent directors, as “independence” is defined by the listing standards of NASDAQ. This determination was made because Messrs. Baldwin, Hendricks and Robinson have no relationship with us that would interfere with their exercise of independent judgment.

Our Board of Directors has an Audit and Compliance Committee, a Compensation Committee, and a Nominating Committee, each consisting entirely of independent directors.

Our Board of Directors has adopted charters for the Audit and Compliance, Compensation and Nominating Committees describing the authority and responsibilities delegated to each committee by the Board. We post on our website at www.clearone.com the charters of our Audit and Compliance, Compensation and Nominating Committees, our Code of Ethics, and any amendments or waivers thereto and any other corporate governance materials contemplated by SEC or NASDAQ regulations. These documents are also available in print to any shareholder requesting a copy in writing from our Corporate Secretary at our corporate offices located at the address set forth in this proxy statement.

Board Leadership Structure; Lead Independent Director

The Board has no formal policy on whether the role of the Chairman of the Board and Chief Executive Officer should be held by separate persons. We believe it is important to maintain flexibility to have either combined offices or a separate Chairman and Chief Executive Officer structure as circumstances dictate and to make that determination based on the strategic and operational position and direction of the company and the character of the membership of the Board. The Board believes our current management structure, with Zeynep Hakimoglu serving as Chairman and Chief Executive Officer, is the optimal structure for us at this time. Ms. Hakimoglu possesses detailed and in-depth knowledge of the operational issues, opportunities and challenges facing the Company and its business, and also has a keen understanding of and ability to grasp our strategic position and opportunities. Given Ms. Hakimoglu’s particular skills and knowledge, as well as our size and stage of development, we believe Ms. Hakimoglu is best positioned to identify strategic priorities, develop agendas that the Board’s time and attention should be focused on as the most critical matters, and to lead the discussion and execution of strategy.

The Chief Executive Officer and the independent directors have different perspectives and roles in strategy development. The Chief Executive Officer brings Company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes its independent directors provide effective oversight of management, and that the combined role of Chief Executive Officer and Chairman promotes the development and execution of strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes the combined role of Chief Executive Officer and Chairman, together with a Board whose majority of directors are independent and the current Lead Independent Director, provides the appropriate balance between independent oversight of management and the development of strategy.

Our independent directors have selected Mr. Brad Baldwin to serve as the Board of Directors’ lead independent director. The lead independent director chairs all meetings of the non-employee and independent directors of the Board of Directors, including executive sessions. Interested parties who would like to contact Mr. Baldwin, or the non-employee or independent directors, on a confidential basis, may do so by mailing a written communication to Lead Independent Director, ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

Board Role in Risk Oversight

The Board of Directors is responsible for overseeing the management of the business and affairs of the Company, but delegates day-to-day management of the Company to the Chief Executive Officer and our executive management team. The Board of Directors is generally responsible for risk oversight, and the Audit and Compliance Committee assists the Board in fulfilling its responsibilities for general oversight of risk assessment and risk management. In addition, the other Board committees are also tasked with specific risk oversight functions pursuant to the terms of the committee charters or applicable NASDAQ rules. The Board as a whole and the various standing committees, in performing their respective risk oversight functions, have access to our company’s management team and external advisors, as necessary, and receive periodic presentations and reports from management, and incidental reports as matters arise with respect to strategic, operational, financial, legal or other risks and the plans management has to control such risks.

Committees of the Board of Directors

Audit and Compliance Committee. The Audit and Compliance Committee meets to review and discuss our accounting practices and procedures with management and independent public accountants and to review our quarterly and annual financial statements. The Audit and Compliance Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and reporting practices. The Audit and Compliance Committee’s primary duties include reviewing the scope and adequacy of our internal accounting and financial controls; reviewing the independence of our independent registered public accounting firm; approving the scope of our independent registered public accounting firm’s audit activities; approving the fees of our independent registered public accounting firm; approving any non-audit related services; reviewing the audit results; reviewing the objectivity and effectiveness of our internal audit function; and reviewing our financial reporting activities and the application of accounting standards and principles.

The members of the Audit and Compliance Committee are Eric L. Robinson (Chairman), Brad R. Baldwin and Larry R. Hendricks. Each member of the audit committee, in addition to being independent under the standards of NASDAQ, is independent under the standards of the Securities and Exchange Commission’s rules and regulations pertaining to listed company audit committees. The Board of Directors has determined that Eric L. Robinson is an "audit committee financial expert" in accordance with applicable rules and regulations of the SEC.

Compensation Committee. The Compensation Committee is responsible for overseeing, reviewing, and approving our executive compensation and benefit programs and administers the Company’s equity incentive plans for employees. Under its charter, the Compensation Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers of the Company, particularly the President and CEO with respect to compensation determinations for persons who are not executive officers of the Company. The members of the Compensation Committee are Brad R. Baldwin (Chairman), Larry R. Hendricks and Eric L. Robinson.

Our compensation objectives for executive officers are as follows:

●	to attract and retain highly qualified individuals capable of making significant contributions to the long-term success of our company;

●	to use incentive compensation to reinforce strategic performance objectives;

●	to align the interest of our executives with the interests of our shareholders such that the risks and rewards of strategic decisions are shared; and

●	to reflect the value of each officer’s position in the marketplace and within our company.

Policies and Practices Related to ClearOne’s Compensation Program. We strive to create an overall compensation package for each executive officer that satisfies the aforementioned objectives, recognizing that certain elements of compensation are better suited to reflect different compensation objectives. For example, as base salaries are the only element of compensation that are fixed in amount in advance of the year in which the compensation will be earned, the Compensation Committee believes that it is most appropriate to determine base salaries with a focus on the market practices for similarly situated officers at comparable companies as adjusted to reflect the individual officer’s performance during the preceding year. In contrast, cash bonuses and long-term incentives are better able to reflect our company’s performance as measured by financial metrics and are well-suited to motivate officers to achieve specific performance goals that the Compensation Committee has determined are in the best interests of our company. Equity grants are also well-suited to drive long-term performance and align management’s interests with those of shareholders. The Compensation Committee believes that as an officer’s responsibility increases, so does his or her ability to influence the performance of our company and accordingly, the proportion of his or her compensation that consists of his or her salary and cash bonus should decrease while the proportion of equity incentives to total compensation should increase.

Comparable Companies. In making compensation decisions, including assessing the competitiveness of the total compensation structure for each named executive officer, the Compensation Committee considers compensation survey data from companies that the Compensation Committee has selected as comparable in terms of industry, size and location. The Compensation Committee periodically reviews the companies that are included as comparable companies and makes revisions to the group as appropriate. The Compensation Committee also reviews executive compensation information for several Utah based publicly-traded companies having revenues similar to those of the Company. The Compensation Committee has reviewed this compensation data to ensure the company’s compensation of our executives is reasonable.

Equity Grant Practices. The Compensation Committee recognizes the importance of equity ownership in the alignment of shareholder and management interests. The exercise price of each stock option awarded to our executive officers under our incentive compensation programs is equal to the closing price of our common stock on the date of grant, which is the date when the Compensation Committee acts to approve equity awards for senior executives. Performance-based equity awards are also granted to our named executive officers at this time.

The Compensation Committee establishes the criteria, and directs the implementation, of all compensation program elements for the executive officers. Generally, the base salary for each named executive officer is set at the beginning of each fiscal year by our Board of Directors after review of the recommendation of the Compensation Committee. The Compensation Committee considers the Chief Executive Officer’s appraisal of other executive officers’ general performance and looks especially to performance against predetermined goals before making its recommendation to the Board of Directors. In the past, the Compensation Committee has authorized the Chief Executive Officer to recruit executive officers and offer initial base salaries. The Chief Executive Officer recommends for the Compensation Committee’s approval the stock option grants and compensation related to achievement of non-quantitative goals under non-equity based incentive plans for other executive officers. The Compensation Committee did not employ any compensation consultants during the year ended December 31, 2017.

Nominating Committee. The Nominating Committee is responsible for overseeing the nomination of our directors. The Nominating Committee selects, evaluates, and recommends to the full Board of Directors qualified candidates for election to the Board of Directors. The members of the Nominating Committee are Larry R. Hendricks (Chairman), Brad R. Baldwin, and Eric L. Robinson.

The Board of Directors will consider recommendations by shareholders for director nominees if the names of those nominees and relevant biographical information are submitted in writing to our company’s Secretary in the manner described for shareholder nominations below under the heading “Shareholder Proposals.” The Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s business. All director nominations, whether submitted by a shareholder, the Nominating Committee, or the Board of Directors, will be evaluated in the same manner. All of the current nominees for director were recommended by the Nominating Committee and nominated by the Board of Directors. All director nominees have consented to serve as directors, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified and have consented to be named as nominees.

Board and Committee Meetings

Our Board of Directors held a total of twelve meetings in 2017. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which such director was a member. Although we currently have no formal policy with respect to the attendance of members of the Board of Directors at the Annual Meetings of Shareholders, we encourage each of our directors to attend each annual meeting of shareholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of the Board of Directors on the same day as our annual meeting of shareholders. All members of our current Board of Directors attended the 2017 Annual Meeting of Shareholders.

In 2017, the Audit and Compliance Committee held twelve meetings, the Compensation Committee held four meetings, and the Nominating Committee held one meeting.

Code of Ethics

The Board of Directors adopted a code of ethics that applies to our Board of Directors, executive officers, and employees.  The Company's Code of Ethics is posted on our website at www.clearone.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership on Form 3 and reports of changes of ownership of our equity securities on Forms 4 and 5.  Officers, directors, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) reports they file.  Based solely on a review of the reports and amendments to reports furnished to us for the year ended December 31, 2017, we believe that each person who, at any time during such fiscal year was a director, officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during such period.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers.

Name	Age	Position	Officer Since
Zeynep Hakimoglu	65	Chairman, Chief Executive Officer, and President	2004
Narsi Narayanan	48	Senior Vice President of Finance and Corporate Secretary	2009

For the biography of Ms. Hakimoglu, see “Directors and Nominees for Director.”

Narsi Narayanan (now serving as Senior Vice President of Finance) has served as our Vice President of Finance since July 2009 and has more than two decades of professional experience in the areas of accounting, finance and taxes. Prior to joining our company, he managed the SEC reporting, US GAAP accounting research, Sarbanes-Oxley Act (“SOX”) compliance and other financial reporting functions from August 2007 through February 2009 at Solo Cup Company, a publicly-reporting international consumer products company. Prior to that, Mr. Narayanan managed the accounting and finance functions, including SEC Reporting, SOX compliance and US GAAP accounting research, from June 2004 through August 2007 at eCollege.com, a leading technology company serving private educational institutions, which was also a publicly-reporting company before being acquired by Pearson Education group. In addition to being a Chartered Accountant, Mr. Narayanan has extensive experience working in public accounting and in senior finance positions in India with a large conglomerate. He is a Certified Public Accountant with graduate degrees in accounting (University of Utah, M. Acc.) and business (University of Illinois, MBA-Finance).

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee of the Board of Directors is responsible for establishing and implementing our compensation philosophy, as detailed below. The Compensation Committee reviews and approves all of our compensation policies, including executive officer salaries, bonuses and equity incentive compensation. The Compensation Committee has designed the Company’s executive compensation programs with the goal of paying total compensation to the executive officers that is fair, reasonable, competitive, and includes incentives that are designed to appropriately drive corporate performance.

The Compensation Committee reviews and approves the annual compensation for our executive officers. The Compensation Committee may retain the services of an independent compensation consultant or research firm with respect to compensation of all named executive officers. The Compensation Committee did not retain a consultant for any of the years from 2015 to 2017. In addition, the Compensation Committee considers recommendations from the Chief Executive Officer with respect to other executive officers.

Overview of Compensation Philosophy and Objectives

Our “pay-for-performance” philosophy is among the fundamental tenets of our executive compensation program. We have adopted an approach to compensation comprised of a mix of short-term and long-term components that are designed to provide proper incentives and to reward our executive officers.

Our compensation objectives for executive officers are as follows:

●	to attract and retain highly qualified individuals capable of making significant contributions to the long-term success of our company;

●	to use incentive compensation to reinforce strategic performance objectives;

●	to align the interest of our executives with the interests of our shareholders such that the risks and rewards of strategic decisions are shared; and

●	to reflect the value of each officer’s position in the marketplace and within our company.

Compensation Policies and Procedures

Our Compensation Committee is responsible for administering our compensation practices. Our Compensation Committee was appointed by our Board of Directors, and consists entirely of directors who are “outside directors” for purposes of Section 162(m) of the Code, and non-employee directors for purposes of Rule 16b-3 under the Exchange Act. Under its charter, the Compensation Committee may delegate authority to subcommittees of the Compensation Committee or to executive officers of the Company, particularly the Chief Executive Officer with respect to compensation determinations for persons who are not executive officers of the Company. The members of the Compensation Committee are Brad R. Baldwin (Chairman), Larry R. Hendricks and Eric L. Robinson.

Our Compensation Committee holds meetings as necessary throughout the year.

Within the context of the overall objectives of our executive compensation philosophy, the Compensation Committee determines the specific types and amounts of compensation to be paid to each of our named executive officers based on a number of factors including:

●	the roles and responsibilities of our executives;
●	the number of executives being compensated;
●	the individual experience and skills of, and expected contributions from, our executives;
●	special accomplishments;
●	compensation levels of executive officers at peer companies; and
●	our executives’ historical compensation at the Company.

The Compensation Committee strives to create an overall compensation package for each executive officer that satisfies the aforementioned objectives, recognizing that certain elements of compensation are better suited to reflect different compensation objectives. For example, as base salaries are the only element of compensation that are fixed in amount in advance of the year in which the compensation will be earned, the Compensation Committee believes that it is most appropriate to determine salaries with a focus on the market practices for similarly situated officers at comparable companies as adjusted to reflect the individual officer’s performance. The Compensation Committee strives to make such comparisons at least once in every two years and fix salaries based on such comparison, but did not do so in 2017. In the years when such comparison is not made, salaries are adjusted from the previous year level based on Compensation Committee’s collective knowledge of the industry, region and position as well as by applying their professional judgement. In contrast, cash bonuses and long-term incentives are better able to reflect our company’s performance as measured by financial metrics and are well-suited to motivate officers to achieve specific performance goals that the Compensation Committee has determined are in the best interests of our company. Equity grants are also well-suited to drive long-term performance and align management’s interests with those of shareholders. The Compensation Committee believes that as an officer’s responsibility increases, so does his or her ability to influence the performance of our company and accordingly, the proportion of his or her compensation that consists of his or her salary and cash bonus should decrease while the proportion of equity incentives to total compensation should increase.

In making compensation decisions, including assessing the competitiveness of the total compensation structure for each named executive officer, the Compensation Committee may consider compensation data from companies that the Compensation Committee may select as comparable in terms of industry, size and location, but did not do so in 2017. The Compensation Committee may, in its discretion, review surveys and relevant articles on executive compensation practices, and may receive reports from Equilar, Inc. on chief executive officer pay strategies and trends for publicly traded small cap companies for that purpose, but did not do so in 2017. The Compensation Committee retains complete discretion with respect to the types and amounts of compensation awards each year.

The Compensation Committee establishes the criteria, and directs the implementation, of all compensation program elements for the executive officers. Generally, the salary for each named executive officer is set at the beginning of each fiscal year by the Compensation Committee. The Compensation Committee considers the Chief Executive Officer’s appraisal of other executive officers’ general performance and looks especially to performance against predetermined goals before making its decision. The Chief Executive Officer may recommend for the Compensation Committee’s approval the stock option grants and compensation related to achievement of non-quantitative goals under non-equity based incentive plans for other executive officers.

Stockholder Say-on-Pay Advisory Vote

The Compensation Committee balances the interests of stockholders, regulators, and other interested parties. In 2017, we sought a stockholder say-on-pay advisory vote regarding executive compensation, and approximately 92% of the votes cast were in favor of our executive compensation. The Compensation Committee viewed this vote as supportive of the Company’s overall approach to executive compensation. Due to such strong stockholder support, we did not make any material changes to our compensation policies in 2017. In accordance with the stockholder advisory vote at our 2013 annual meeting of stockholders, we intended to continue seeking a stockholder say-on-pay advisory vote regarding executive compensation on an annual basis.

Elements of Compensation

The compensation of our named executive officers consists primarily of four components:

●	salary;
●	quarterly incentive cash bonuses;
●	equity-based incentives; and
●	other benefits

In general, total compensation is geared to be sufficient to attract and retain excellent talent. In determining the adjustments to the compensation of our executive officers for the year ended December 31, 2017, we annually take into account the performance of each executive officer, their contributions toward the Company’s success, and the Company’s growth and stage of development.

We use a mix of short-term compensation (base salaries and cash incentive bonuses) and long-term compensation (equity incentive compensation) to provide a total compensation structure that is designed to achieve our pay-for-performance philosophy and our compensation objectives. We discuss each of the principal elements of our executive compensation in detail below.

Salary

In general, the salaries are designed to provide a consistent base of income and to attract the appropriate level of talent. The Compensation Committee strives to set salaries that are in line with the salaries for executives serving in similar competitive positions in the market and generally around the median level of salaries for executives serving in similar comparable positions. The Compensation Committee did not undertake an assessment of any market data in 2017. Salaries were fixed in 2015 after the Compensation Committee reviewed surveys and relevant articles on executive compensation practices, reports from Equilar, Inc. on chief executive officer pay strategies and trends for publicly traded small cap companies, and executive compensation information for several Utah based publicly-traded companies having revenues similar to those of the Company. Salaries in 2016 and 2017 were fixed by making adjustments to prior year salaries based on the Compensation Committee’s collective knowledge of the industry, region and position as well as by applying their professional judgement.

The salaries of our executive officers are reviewed annually. We may also increase the salary of an executive officer at other times if a change in the scope of the officer’s responsibilities or for any other reason that the Compensation Committee feels appropriate to achieve the objectives outlined here. The salaries also reflect the initial base salaries that were negotiated and annual adjustments made taking into account several factors including comparable positions in the market, contributions made by the executive, role and responsibilities of the executive and past performance.

The following table presents annual salaries for our named executive officers in 2015, 2016 and 2017:

Name and Principal Position	2017	2016	2015
Zeynep Hakimoglu - Chief Executive Officer and President	$353,077	$294,442	$279,154
Narsi Narayanan - Senior Vice President of Finance	196,019	177,665	170,481
Michael Braithwaite - Senior Vice President - Network Streaming Business	181,404	172,665	167,288

Quarterly Incentive Cash Bonus

Quarterly incentive cash bonuses are designed to reward near-term operating performance and the achievement of milestones critical to our success in both the near and the long-term. Consistent with our emphasis on pay-for-performance, we have adopted an executive incentive bonus program. Executive officers will have an opportunity to earn bonuses based on the attainment of Company performance goals and a subjective analysis of individual performance that contributes to the attainment of those goals. The target bonuses and our establishment of business goals for the Company reinforces three of our compensation goals - namely, to motivate our executives toward even higher achievement and business results, to tie our executives’ goals and interests to ours and our stockholders’ and to enable us to attract and retain highly qualified individuals.

Quarterly Incentive Cash Bonus Plan for Ms. Hakimoglu and Mr. Narayanan:

According to this plan pre-determined quarterly goals are set for each quarter, namely, financial goals comprising of revenue, gross margin, operating income and meeting financial reporting goals, and non-quantitative performance goals. Quarterly revenue, gross margin and operating income targets are set early in the year as part of adopting the Company’s budget for the year and these goals are seldom changed during the year except when there is a material acquisition or other event that has a significant impact on the financials of the company. Typically, these goals are set at target levels that the Compensation Committee believes will be difficult to achieve so that the full incentive bonuses are only paid when performance exceeds expectations. The Committee recognizes the difficulty to achieve these goals as these goals are often not met. Financial reporting goals which include meeting reporting deadlines are set for each quarter upon consultations with the Audit and Compliance Committee.

The targeted bonus is set at 50% of the officers’ salary for each quarter with 70% of such bonus allocated for quantitative financial goals and the remaining 30% allocated for non-quantitative performance goals. The weights for quantitative performance goals are equally split for the first three quarters of the year. For the fourth quarter of the year weights assigned to the quantitative financial goals are as follows: 20% for revenue; 20% for gross margin; 20% for operating income; and 40% for meeting financial reporting deadlines.

Each quarterly quantitative goal is assessed separately. A minimum of 100% of the quarterly quantitative goal must be achieved in order to earn the bonus associated with the goal. In other words, no partial credit is given if the targeted quantitative goal is not achieved. The Compensation Committee approves bonuses for the executives only after the filing of relevant financial reports on Forms 10-Q and 10-K.

In advance of each quarter, quarterly non-quantitative performance goals for Mr. Narayanan are recommended by Ms. Hakimoglu, President and Chief Executive Officer, and approved by the Compensation Committee. Ms. Hakimoglu may at times recommend replacing an originally set performance goal with a different achievement during the quarter to address changed business priorities.

As part of the quarterly Board of Directors review of the Company’s operations, the chief executive officer provides a detailed list of priorities and objectives for the next quarter. At the end of each quarter the Compensation Committee considers whether a bonus for the chief executive officer is appropriate in light of objectives and priorities accomplished, the Company’s overall performance, the achievement of incentive bonus targets by other members of the management team, and the Compensation Committee’s subjective assessment of the overall performance of the chief executive officer.

The Compensation Committee exercises its discretion in evaluating achievement of non-quantitative goals for the other executive officers applying both objective criteria as well as subjective criteria after consulting with Ms. Hakimoglu. The Compensation Committee often relies upon their collective knowledge of the company and applies their professional skills in evaluating the performance of the executives in achieving the non-quantitative goals.

The target and actual cash incentive bonus for Mr. Narayanan and Ms. Hakimoglu in 2017 was for the four quarters beginning the fourth quarter of 2016 and ending with the third quarter of 2017. The Compensation Committee approves bonuses for the executives only after the filing of relevant financial reports in Forms 10-Q and 10-K.

The following table provides full details of bonus targets and bonus paid for Ms. Hakimoglu and Mr. Narayanan by each quarter during 2017.

Quarter	Goal	Zeynep Hakimoglu		Narsi Narayanan
		Bonus Target	Bonus Paid	Bonus Target	Bonus Paid
2016-Q4	Revenue	$5,338	$—	$3,220	$—
	Gross Margin	5,338	—	3,220	—
	Operating Income	5,337	—	3,220	—
	Financial Reporting	10,675	10,675	6,440	6,440
	Non-Quantitative[1]	11,437	10,294	6,900	3,657
		38,125	20,969	23,000	10,097
2017-Q1	Revenue	7,766	—	4,298	—
	Gross Margin	7,765	—	4,299	—
	Operating Income	7,766	—	4,299	—
	Financial Reporting	7,766	7,766	4,298	4,298
	Non-Quantitative[2]	13,312	—	7,369	—
	Discretionary	—	6,500	—	—
		44,375	14,266	24,563	4,298
2017-Q2	Revenue	7,766	—	4,298	—
	Gross Margin	7,765	—	4,299	—
	Operating Income	7,766	—	4,299	—
	Financial Reporting	7,766	3,883	4,298	—
	Non-Quantitative[2]	13,312	—	7,369	—
		44,375	—	24,563	—
2017-Q3	Revenue	7,766	—	4,298	—
	Gross Margin	7,765	—	4,299	—
	Operating Income	7,766	—	4,299	—
	Financial Reporting	7,766	3,883	4,298	—
	Non-Quantitative[2]	13,312	—	7,369	—
		44,375	—	24,563	—
Total for 2017	Revenue	28,636	—	18,479	—
	Gross Margin	28,633	—	18,479	—
	Operating Income	28,635	—	18,480	—
	Financial Reporting	33,973	22,324	21,542	12,887
	Non-Quantitative	51,373	10,294	32,994	3,657
	Discretionary	—	6,500	—	—
		$171,250	$39,118	$96,689	$16,544

(1)

2016-Q4 non-quantitative goals for Mr. Narayanan were to complete the draft budget for 2017, evaluate a new service for the Board of Directors and migration of a software used for accounting purposes. 2016-Q4 non-quantitative goals recognized for Ms. Hakimoglu were transitioning wireless mics manufacturing, transitioning sales personnel from indirect to direct model, building offshore operations, improving revenue from value-added-resellers and supervise finance goals.

(2)

Non-quantitative goals for Mr. Narayanan for 2017-Q1, 2017-Q2 and 2017-Q3 were to complete a tax planning project, and to draft a logistics and fulfillment plan. Non-quantitative goals for Ms. Hakimoglu for 2017-Q1, 2017-Q2 and 2017-Q3 were to manage marketing events, devise litigation strategy and manage litigation efforts.

Quarterly Incentive Cash Bonus Plan for Mr. Braithwaite:

Mr. Braithwaite’s compensation plan is based upon attainment of world-wide revenue of network streaming products. His revenue target is set by Ms. Hakimoglu at the beginning of each quarter. Mr. Braithwaite has to achieve at least 65% of the revenue target to be eligible for bonus. If revenue attainment is above 65% but less than 90% of the revenue target, Mr. Braithwaite gets bonus at a reduced rate of 65% of the original bonus rate. His bonus plan provides for double the bonus rate for every 1% achieved above the target revenue with no cap on the maximum bonus that he could possibly earn.

The target and actual cash incentive bonus for Mr. Braithwaite in 2017 was for the four quarters beginning the fourth quarter of 2016 and ending with the third quarter of 2017. Mr. Braithwaite’s targeted bonus for these four quarters was $12,500 each. Mr. Braithwaite was not paid any bonus against these targets in any of the five quarters.

Upon Ms. Hakimoglu’s recommendation, the Compensation Committee may at its discretion award cash bonuses not exceeding $5,000 per quarter in recognition of Mr. Braithwaite’s non-revenue achievements including promoting network streaming products among channel partners, end users and internal sales teams, travelling extensively both within the U.S. and outside to provide in-depth product presentations, and supporting key projects. Mr. Braithwaite was paid discretionary cash bonus of $5,000 during 2017.

Equity Incentive Compensation

We may grant equity incentive awards in the form of stock options to align the interests of our executive officers with the interests of our stockholders. Our decisions regarding the amount and type of equity incentive compensation and relative weighting of these awards among total executive compensation is based on several factors including contributions made by the executive, the role and responsibilities of the executive, past performance of the executive, cumulative equity awards made to an officer, current stock prices, recent history of profitability of the equity awards, and current philosophy of the Board with respect to the impact of equity awards on common stock dilution.

Initial awards to new officers are largely based on the negotiations the Chief Executive Officer had at the time of recruiting. Typically, the Chief Executive Officer negotiates and makes an offer of employment subject to approval of the Compensation Committee.

We have typically made grants of equity incentive awards to our executive officers once a year. All such grants are reviewed and approved by the Compensation Committee.

The date of grant and the exercise price of the awards are established on the date of final approval by the Compensation Committee in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 718, “Compensation - Stock Compensation.” Exercise price is typically the closing market price of a share of our common stock on the date of the grant or in cases where grant is made to take effect on a subsequent future date, such future date. We do not have any program, plan or practice of setting the exercise price at a price less than fair market value of our common stock on the grant date. We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates to our named executive officers.

In our year ended December 31, 2017, we made Stock Option Awards to our executive officers, as described below:

Stock Option Awards

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with our Company. In general, we provide our executives with service-based stock options that have gradual vesting schedules. These stock options are earned on the basis of continued service with the Company and vest over three years with one-third of the options vesting on the first anniversary of the date of grant and the remaining options vesting equally over 24 months following the first vesting date.

For certain option grants to executive officers and directors, in the event of a change in control, all of such optionee’s unvested stock options will vest and become exercisable immediately prior to the event or the closing of the transaction causing the change in control. Under the option grants, a “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders, or (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination. Except as otherwise set forth in an option grant, in the event of a change in control of our company, the Board of Directors has the sole authority to elect that the vesting of each outstanding option automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock.

We have granted stock options as incentive stock options in accordance with Section 422 of the Code, subject to the volume limitations contained in the Code, as well as non-qualified stock options. Generally, for stock options that do not qualify as incentive stock options, we are entitled to a tax deduction in the year in which the stock options are exercised equal to the difference between the exercise price and the fair market value, at the time of exercise, of the stock for which the stock option was exercised. The holders of the non-qualified stock options are generally taxed on this same amount in the year of exercise. For stock options that qualify as incentive stock options, we do not receive a tax deduction, and the holder of the stock option may receive more favorable tax treatment than he or she would for a non-qualified stock option unless the holder makes a disqualifying disposition, generally by failing to hold the stock for the period required by the Code. Historically, we have primarily granted incentive stock options to provide these potential tax benefits to our executives and because of the limited expected benefits to our company of the potential tax deductions as a result of our historical net losses.

Effective December 12, 2014, we adopted, as approved by our stockholders, the amended and restated 2007 Equity Incentive Plan, or the ClearOne Inc. Equity Incentive Plan, that affords more flexibility to our Compensation Committee by allowing grants of a wide variety of equity awards to our key employees, directors and consultants, including non-qualified stock options, shares of restricted stock and other awards that are valued by reference to the fair market value of our common stock. This plan is designed to assist us in attracting, retaining, motivating and rewarding key employees, directors and consultants and providing long-term value for our stockholders by closely aligning the interests of these individuals with those of our stockholders.

During 2017, the Compensation Committee awarded stock options to Ms. Hakimoglu covering 40,000 shares; to Mr. Narayanan covering 20,000 shares; and to Mr. Braithwaite covering 5,000 shares.

Other Compensation

The Compensation Committee retains the discretion to offer other compensation to executive officers taking into account special circumstances including securing successful litigation settlements and participating in patent programs. In 2017, no such compensation was paid.

All of our executive officers are eligible for benefits offered to employees generally, including life, health, disability and dental insurance and participation in our 401(k) plan. We intend to continue to maintain our current benefits for our executive officers. The Compensation Committee in its discretion may revise, amend or add to the executive officers’ benefits and perquisites if it deems it advisable. We do not believe it is necessary for the attraction or retention of executive talent to provide executive officers with a substantial amount of compensation in the form of perquisites. In 2017, no such perquisites were provided.

Potential Payments Upon Termination or Change in Control

Employment Agreements. As of the year ended December 31, 2017, none of our named executive officers was party to an employment or severance agreement with us, and each named executive officer’s employment was on an “at-will” basis, permitting either us or the executive to terminate his or her employment for any reason or for no reason.

Separation Agreement with Mr. Braithwaite. On January 4, 2018, the Company terminated Michael Braithwaite as the Company’s Senior Vice President - Network Streaming Business and an employee of the Company. In connection with Mr. Braithwaite’s separation from the Company, on January 9, 2018 Mr. Braithwaite entered into a Confidential Separation Agreement and General Release with the Company (the “Separation Agreement”). Under the terms of the Separation Agreement, Mr. Braithwaite was paid all unpaid base salary and accrued but unused vacation time through the Separation Date. The Company also paid Mr. Braithwaite cash severance of $52,355.85 as additional consideration for a customary general release of claims.

Accelerated Stock Option Vesting Upon a Change in Control. For certain option grants to executive officers and directors, in the event of a change in control, all of such optionee’s unvested stock options will vest and become exercisable immediately prior to the event or the closing of the transaction causing the change in control.

Under the option grants, a “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Except as otherwise set forth in an option grant, in the event of a change in control of our company, the Board of Directors has the sole authority to elect that the vesting of each outstanding option automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock.

At our current stock price of about $6.50, none of our named executive officers would benefit from any potential accelerated vesting of unvested stock options.

Accounting and Tax Considerations

The Company uses judgment in determining the fair value of the options awards on the date of grant using an option-pricing model with assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the risk-free interest rate of the awards, the expected life of the awards, the expected volatility over the term of the awards, and the expected dividends of the awards. The Company uses the Black-Scholes option pricing model to determine the fair value of share-based payments granted under the guidelines of ASC Topic 718. Black-Scholes option pricing model requires certain estimates, including an expected forfeiture rate and expected term of options granted. We also make decisions regarding the method of calculating expected volatilities and the risk-free interest rate used in the option-pricing model. The resulting calculated fair value of stock options is recognized as compensation expense over the requisite service period, which is generally the vesting period. When there are changes to the assumptions used in the option-pricing model, including fluctuations in the market price of our common stock, there will be variations in the calculated fair value of our future stock option awards, which results in variation in the compensation cost recognized.

We generally intend for our executive compensation program to comply with Section 162(m) of the Code, as well as Code Section 409A. The Compensation Committee intends for all compensation paid to the named executive officers to be tax deductible to us pursuant to Section 162(m) of the Code. Under Section 162(m) of the Code, compensation paid to the named executive officers in excess of $1,000,000 cannot be deducted by us for federal income tax purposes, unless such amounts satisfy the performance-based exception to the deduction disallowance.

Section 409A of the Code addresses certain non-qualified deferred compensation benefits payable to our executives and provides that if such benefits do not comply with Section 409A, they will be taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, our executives would be subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We have generally designed our executive compensation plans and agreements in a manner that complies with Section 409A.

We have granted stock options as incentive stock options in accordance with Section 422 of the Code subject to the volume limitations contained in the Code. Generally, the exercise of an incentive stock option does not trigger any recognition of income or gain to the holder. If the stock is held until at least one year after the date of exercise (or two years from the date the option is granted, whichever is later), all of the gain on the sale of the stock, when recognized for income tax purposes will be capital gain, rather than ordinary income to the recipient. Consequently, we do not receive a tax deduction. For stock options that do not qualify as incentive stock options, we are entitled to a tax deduction in the year in which the stock options are exercised equal to the spread between the exercise price and the fair market value of the stock for which the stock option was exercised. The holders of the non-qualified stock options are generally taxed on this same amount in the year of exercise.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or earned by each named executive officer for the years ended December 31, 2017, 2016, and 2015.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Zeynep Hakimoglu - Chief Executive Officer and President
Year ended December 31, 2017	$353,077	$132,700	$39,118	$—	$524,895
Year ended December 31, 2016	294,442	258,390	102,192	89,400	$744,424
Year ended December 31, 2015	279,154	—	59,895	88,200	427,249
Narsi Narayanan - Senior Vice President of Finance
Year ended December 31, 2017	$196,019	$66,350	$16,544	$—	$278,913
Year ended December 31, 2016	177,665	118,081	59,472	21,425	376,643
Year ended December 31, 2015	170,481	—	31,210	29,100	230,791
Michael Braithwaite - Senior Vice President - Network Streaming Business
Year ended December 31, 2017	$181,404	$16,588	$5,000	$—	$202,992
Year ended December 31, 2016	172,665	32,640	23,000	10,884	239,189
Year ended December 31, 2015	167,288	53,073	24,000	3,109	247,470

(1)

The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards of stock options granted pursuant to our long-term incentive plans during the periods reported above, computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The assumptions made in the valuation of our option awards and the material terms of option awards are disclosed in Note 9 - Share Based Payments in our Notes to Consolidated Financial Statements included in Part IV of the Form 10-K for the year ended December 31, 2017.

(2)

Non-Equity Incentive Plan Compensation for Ms. Hakimoglu and Mr. Narayanan is based upon the achievement of pre-determined quarterly goals, namely, financial goals comprising of revenue, gross margin, operating income and meeting reporting deadlines, and non-quantitative performance goals. Mr. Braithwaite’s compensation plan is based upon attainment of revenue of a certain product group. Non-quantitative goals varied for each executive officer. Examples of non-quantitative goals include introduction of a new product, identification of a new distribution opportunity, implementing internal controls, and improving product quality. The Chief Executive Officer recommends to the Compensation Committee the compensation for achievement or partial achievement of any such predetermined goal by the other two executive officers which is then determined by the Compensation Committee. Compensation under the non-equity incentive plan for Ms. Hakimoglu and Mr. Narayanan is calculated by assigning 70% weight to financial goals and 30% to non-quantitative goals. Ms. Hakimoglu’s compensation for the year ended December 31, 2017 included $22,324 for achieving financial goals, $10,294 for achieving non-quantitative goals, and $6,500 paid as discretionary bonus. Mr. Narayanan’s compensation for the year ended December 31, 2017 included $12,887 for achieving financial goals, and $3,657 for achieving non-quantitative goals.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the holdings of stock options by the named executive officers as of December 31, 2017.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date
Zeynep Hakimoglu	28,380	—	4.030	11-14-2008	11-14-2018
	10,000	—	3.004	05-26-2010	05-26-2020
	10,000	—	5.480	08-05-2011	08-05-2021
	25,000	—	3.920	05-11-2012	05-11-2022
	25,000	—	8.220	08-22-2013	08-22-2023
	40,000		8.340	09-12-2014	09-12-2024
	29166	20,834	11.960	03-11-2016	03-11-2026
	3,333	6,667	11.000	12-14-2016	12-14-2026
	—	40,000	9.900	06-01-2017	06-01-2027
Narsi Narayanan	20,000	—	2.780	08-27-2009	08-27-2019
	10,000	—	3.004	05-26-2010	05-26-2020
	10,000	—	5.480	08-05-2011	08-05-2021
	20,000	—	3.920	05-11-2012	05-11-2022
	15,000	—	8.220	08-22-2013	08-22-2023
	15,000	5,000	8.340	09-12-2014	09-12-2024
	14,583	10,417	11.960	03-11-2016	03-11-2026
	833	1,667	11.000	12-14-2016	12-14-2026
	—	20,000	9.900	06-01-2017	06-01-2027
Michael Braithwaite	8,611	1,389	12.980	05-01-2015	05-01-2025
	3,333	4,167	10.510	08-30-2016	08-30-2026
	166	334	11.000	12-14-2016	12-14-2026
	—	5,000	9.900	06-01-2017	06-01-2027

(1)	One-third of unvested options vest one year from the date of grant and balance vest equally over a period of 24 months following the first anniversary date of grant.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Zee Hakimoglu	06-01-2017	—	40,000	9.90	132,700
Narsi Narayanan	06-01-2017	—	20,000	9.90	66,350
Michael J. Braithwaite	06-01-2017	—	5000	9.90	16,588

(1)

All Options granted in 2017 have the following vesting schedule: one-third on the first anniversary of the options grant; remaining option vest equally over a period of 24 months immediately following the first vesting date.

OPTION EXERCISES AND STOCK VESTED

The following table provides information on the exercise of stock options by named executive officers during the year ended December 31, 2017. There were no other equity awards that vested for the named executive officers during the year ended December 31, 2017.

Name	Number of shares acquired on exercise	Value realized on exercise(1)
Zeynep Hakimoglu	171,620	$617,412

(1)	Value realized on exercise is the excess of market price of underlying shares on the date of exercise over exercise price for the options.

Potential Payments Upon Termination or Change in Control

Employment Agreements. As of the year ended December 31, 2017, none of our named executive officers was party to an employment or severance agreement with us, and each named executive officer’s employment was on an “at-will” basis, permitting either us or the executive to terminate his or her employment for any reason or for no reason.

Separation Agreement with Mr. Braithwaite. On January 4, 2018, the Company terminated Michael Braithwaite as the Company’s Senior Vice President - Network Streaming Business and an employee of the Company. In connection with Mr. Braithwaite’s separation from the Company, on January 9, 2018 Mr. Braithwaite entered into a Confidential Separation Agreement and General Release with the Company (the “Separation Agreement”). Under the terms of the Separation Agreement, Mr. Braithwaite was paid all unpaid base salary and accrued but unused vacation time through the Separation Date. The Company also paid Mr. Braithwaite cash severance of $52,355.85 as additional consideration for a customary general release of claims.

Accelerated Stock Option Vesting Upon a Change in Control. For certain option grants to executive officers and directors, in the event of a change in control, all of such optionee’s unvested stock options will vest and become exercisable immediately prior to the event or the closing of the transaction causing the change in control.

Under the option grants, a “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders, or

(ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less, such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Except as otherwise set forth in an option grant, in the event of a change in control of our company, the Board of Directors has the sole authority to elect that the vesting of each outstanding option automatically accelerate so that each such option shall, immediately prior to the effective date of the corporate transaction, become fully exercisable for all of the shares of common stock at the time subject to such option and may be exercised for any or all of those shares as fully vested shares of common stock.

At our current stock price of about $10.00, all our named executive officers would benefit from any potential accelerated vesting of unvested stock options.

Compensation Risk Assessment

In setting compensation, the Compensation Committee considers the risks to the Company’s shareholders and to achievement of its goals that may be inherent in its compensation programs. The Compensation Committee conducted a risk assessment of the Company’s compensation programs, including its executive compensation programs. The Compensation Committee reviewed and discussed its assessment with management and outside legal counsel and concluded that the Company’s compensation programs are within industry standards and are designed with the appropriate balance of risk and reward to align employees’ interests with those of the Company and do not incent employees to take unnecessary or excessive risks. Although a portion of our executives’ and employees’ compensation is performance-based and “at risk,” we believe our compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company.

Executive Compensation and Option Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 as amended and filed in a Form 10-K/A and the Company’s proxy statement relating to the Annual Meeting of stockholders to be held in 2018. This report is provided by the following independent directors, who comprise all of the members of the Compensation Committee:

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Brad R. Baldwin (Chairman)

Larry R. Hendricks

Eric L. Robinson

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Brad R. Baldwin (Chairman), Larry R. Hendricks and Eric L. Robinson.

No member of the Compensation Committee was at any time in 2017 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-person transaction in the section “Certain Relationships and Related Transactions.” No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee at any time in 2017.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid by us to non-employee directors for the year ended December 31, 2017. Ms. Hakimoglu did not receive additional compensation for her service as a director.

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	Other Compensation	Total	Share Options Outstanding at Year End
Brad R. Baldwin	$37,200	$33,175	$—	$70,375	55,000
Larry R. Hendricks	33,600	33,175	—	69,775	80,000
Eric L. Robinson	37,200	33,175	—	70,375	28,333

(1)

The base annual director’s fee for the reporting year was $30,000. In addition, independent directors were paid $100 per month for each board committee served on, and an additional $300 per month if the director was the chair of the Audit and Compliance Committee or Compensation Committee. The fee is not dependent on the number of meetings attended by any directors.

(2)

The amounts in the “Option Awards” column reflect the aggregate grant date fair value of awards of stock options granted pursuant to our long-term incentive plans during the periods reported above, computed in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. The assumptions made in the valuation of our option awards are disclosed in Note 9 - Share Based Payments in our Notes to Consolidated Financial Statements contained in our Form 10-K for the year ended December 31, 2017.

Independent directors receive an annual grant of stock options of 10,000 shares of common stock, of which one-third vests on the first anniversary of the date of grant, and the remaining vest in equal monthly increments over the subsequent 24-month period. All directors are reimbursed by us for their out-of-pocket travel and related expenses incurred in attending all Board of Directors and committee meetings.

CEO PAY RATIO DISCLOSURE

Section 953(b) of the Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Item 402(u) of Regulation S-K promulgated by the SEC thereunder requires the Company to disclose the median of the annual total compensation of all employees, excluding the chief executive officer, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the chief executive officer. We identified the median employee using our employee population on December 31, 2017 and based on each employee’s total compensation, using the same elements of compensation reportable in the Summary Compensation Table for Named Executive Officers as the “consistently applied compensation measure” under Item 402(u) of Regulation S-K. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We did not make any assumptions, adjustments, or estimates other than annualizing the compensation for any permanent (full-time or part-time) employees that were not employed by us for all of 2017. We then calculated the 2017 total compensation for the median employee using the same methodology used to identify such employee. Employee pay rates in foreign currencies were converted to U.S. Dollars using exchange rates available on December 31, 2017.

The total compensation of our median employees in 2017, other than Ms. Hakimoglu, as calculated using Summary Compensation Table requirements, was $79,593. As noted above, Ms. Hakimoglu’s total annual compensation in 2017 was $524,895 as reported in the Summary Compensation Table and the ratio of the chief executive officer's total compensation for 2017 to the total compensation for the median employee was 7:1.

 Equity Compensation Plans

Please refer to the section titled "Securities Authorized for Issuance under Equity Compensation Plans" contained in Item 5 in the Original Form 10-K for details regarding our compensation plans under which our equity securities are authorized for issuance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

We recognize that transactions between us and any of our directors, executives or other related persons can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our company and shareholders. Therefore, as a general matter and in accordance with our Code of Ethics, it is our preference to avoid such transactions. Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of our company. Under the terms of its charter, our Audit and Compliance Committee reviews and, if appropriate, approves or ratifies any such transactions. Pursuant to the charter, the Committee will review any transaction in which we are or will be a participant and the amount involved exceeds $120,000, and in which any of our directors or executives had, has or will have a direct or indirect material interest. After its review, the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of our company and our shareholders, as the Committee determines in good faith. The Company’s Board of Directors adopted Related Party Transactions Policy on January 18, 2017. This policy is available in our website at http://investors.clearone.com/governance.cfm.

Related Party Transactions: Consulting Agreement with Edward D. Bagley

On June 3, 2015, ClearOne, Inc. (“ClearOne”) entered into a Consulting Agreement with Edward D. Bagley, former Chairman of the Board and greater than 10% shareholder (“Consulting Agreement”) which shall become effective as of July 29, 2015 for a term of three years. Pursuant to the terms of the Consulting Agreement Mr. Bagley will be paid a fee of $5,000 per month and is eligible to participate in our equity incentive programs and will be granted stock options commensurate with grants of stock options made to our directors. During 2016, he was paid $60,000 as consulting fees and was awarded 10,000 options at an exercise price of $11.26. He also received ClearOne stock awarded under a dividend equivalents plan offered to all ClearOne stock optionees including directors and officers. Under this plan, dividend equivalents were calculated at $0.10, $0.035, $0.035, $0.035 and $0.05, for each stock option outstanding in the quarters of 2014-Q4, 2015-Q1, 2015-Q2,2015-Q3, and 2015-Q4, respectively and equivalent value of ClearOne stock awarded. The value of ClearOne stock received by Mr. Bagley in 2016 was $779. During 2017, he was paid $60,000 as consulting fees and was awarded 10,000 option at an exercise price of $9.90.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Board of Directors is comprised of three directors, all of whom are independent as defined in NASDAQ and SEC rules and regulations. The members of the Audit and Compliance Committee are Eric L. Robinson (Chair), Brad R. Baldwin and Larry R. Hendricks. Eric L. Robinson is the Board of Directors’ designated “audit committee financial expert” as that term is defined in the securities laws. The Audit and Compliance Committee serves as an independent and objective party to monitor and provide general oversight of the Company’s financial accounting and reporting process, selection of critical accounting policies, system of internal control, internal audit function, audit process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Audit and Compliance Committee performs these oversight responsibilities in accordance with its charter.

The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process, including its system of internal control over financial reporting. The Company’s independent registered public accountants, Tanner LLC, are responsible for expressing opinions on the conformity of the Company’s 2017 audited financial statements to accounting principles generally accepted in the United States of America and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017.

The Audit and Compliance Committee discussed with the Company’s independent registered public accountants the overall scope and plans for its audits. The Audit and Compliance Committee met with the Company’s independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

In this context, the Audit and Compliance Committee hereby reports as follows:

1.     The Audit and Compliance Committee has reviewed and discussed the fiscal 2017 audited financial statements with the Company’s management, including the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

2.     The Audit Committee has discussed with the Company's independent registered public accountants the matters required to be discussed by the statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

3.     The Audit and Compliance Committee has received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit and Compliance Committee concerning independence, and has discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence from management and the Company; and

4.     Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit and Compliance Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission on April 20, 2018.

The foregoing Audit and Compliance Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent the Company specifically incorporates this Audit and Compliance Committee Report by reference therein. Each of the members of the Audit and Compliance Committee is independent as defined under the standards of the NASDAQ Capital Market and the Securities and Exchange Commission, and meets all other requirements of such exchange and of such rules of the SEC.

Respectfully submitted by the members of the Audit and Compliance Committee.

Eric L. Robinson (Chair)

Brad R. Baldwin

Larry R. Hendricks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our common stock as of September 10, 2018, except as otherwise stated, by (i) each director and nominee for director, (ii) the named executive officers, (iii) all of our named executive officers and directors as a group, and (iv) each person known to us to be the beneficial owner of more than 5% of our outstanding common stock.

	Shares Beneficially Owned
	Currently Owned (2)	Currently Owned Percent (2)	Shares that could be acquired within 60 days (2)	Total (2)	Percent (2)
Name of Beneficial Owner(1)	(A)	(B)	(C)	(D)	(E)
Directors and Executive Officers:
Zeynep Hakimoglu	246,607	2.97%	206,434	453,041	5.15%
Brad R. Baldwin (3)	113,853	1.37%	46,944	160,797	1.83%
Larry R. Hendricks	16,313	0.20%	71,944	88,257	1.00%
Eric L. Robinson	65	0.00%	20,277	20,342	0.23%
Narsi Narayanan	4,963	0.06%	127,498	132,461	1.51%
Total (Directors and Officers)	381,801	4.60%	473,097	854,898	9.71%
5% Shareholders:
Edward D. Bagley (4)	2,750,163	33.11%	20,277	2,767,477	31.48%
E. Bryan Bagley (5)	642,859	7.74%	—	642,859	7.33%

(1)

Except as otherwise indicated, each person named in the table has sole voting and investment power, subject to the Utah Control Shares Acquisition Statute, with respect to all common stock beneficially owned, subject to applicable community property law.  Except as otherwise indicated, each person may be reached at our corporate offices c/o ClearOne, Inc., 5225 Wiley Post Way, Suite 500, Salt Lake City, Utah 84116.

(2)

The percentages shown in Column (B) are calculated based on 8,306,735 shares of common stock outstanding on September 10, 2018.  The numbers shown in Column (D) and percentages shown in Column (E) include the shares of common stock actually owned as of September 10, 2018 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date.  In calculating the percentage of ownership, all shares of common stock that each identified person or group had the right to acquire within 60 days of September 10, 2018 upon the exercise of options shown in Column (C) are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by the persons or groups listed above.

(3)

Includes (i) 75,329 shares held in the Baldwin Family Trust; (ii) 26,947 owned jointly with his spouse; and (iii) 11,577 shares owned directly, of which 11,000 are held in an IRA under the name of Mr. Baldwin.

(4)

Amounts for Mr. Edward Dallin Bagley include 126,166 shares held by Edward Dallin Bagley’s spouse with respect to which he disclaims beneficial ownership but also has acknowledged he may be deemed the owner. Mr. Edward Dallin Bagley has sole voting and dispositive power over 2,641,311 shares (including the shares that may be acquired pursuant to the exercise of stock options) and shared voting and dispositive power over the 126,166 shares held by Mr. Edward Dallin Bagley’s spouse. This information is based upon Schedules 13D/A, as filed by Mr. Edward Dallin Bagley with the SEC in 2018 and Forms 4 filed with SEC in 2017. E. Bryan Bagley, who resigned as Director effective November 6, 2012 is the son of Edward Dallin Bagley, and each of them has previously disclaimed beneficial ownership of common stock beneficially owned by the other. The amounts indicated for Mr. Edward Dallin Bagley do not include any shares held by E. Bryan Bagley. All shares indicated as beneficially owned by Edward Dallin Bagley are subject to application of the Utah Control Shares Acquisition Act.

(5)	This information is based upon the Form 4 filed with the SEC as of November 13, 2017.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

We retained Tanner LLC as our auditor and independent certified public accountants for the year ended December 31, 2017 The Board of Directors of the Company has approved the appointment of Tanner LLC as our auditor and independent certified public accountants for the year ending December 31, 2018. The ratification of selection of our auditors for the current year ending on December 31, 2018 is being submitted to the shareholders for their consideration.

It is anticipated that a representative of Tanner LLC will attend the annual meeting and will be available to respond to questions. It is not anticipated that the representative will make any statement or presentation, although the representative will have an opportunity to do so if he or she desires.

Principle Accountant Fees and Services

During 2017 and 2016, we retained our principal accountants, Tanner LLC to provide services in the following categories and amounts:

	2017	2016
Audit Fees(1)	$311,648	$335,683
Audit-related Fees	—	—
Tax fees(2)	37,965	67,495
All other fees(3)	—	19,922
Total	$349,613	$423,100

(1)	Represents fees billed for professional services rendered for the audit and reviews of our financial statements filed with the SEC on Forms 10-K and 10-Q.

(2)	Represents fees billed for tax filing, preparation, and tax advisory services.

Pre-Approval Policies and Procedures

The Audit and Compliance Committee ensures that we engage our independent registered public accounting firm to provide only audit and non-audit services that are compatible with maintaining the independence of our public accountants. The Audit and Compliance Committee approves or pre-approves all services provided by our public accountants. Permitted services include audit and audit-related services, tax services and other non-audit related services. Certain services are identified as restricted. Restricted services are those services that may not be provided by our external public accountants, whether identified in statute or determined to be incompatible with the role of an independent auditor. All fees identified in the preceding table were approved by the Audit and Compliance Committee. During 2017, the Audit and Compliance Committee reviewed all non-audit services provided by our independent registered public accounting firm and concluded that the provision of such non-audit services was compatible with maintaining the independence of the external public accountants.

Pre-Approval Policies and Procedures

The Audit and Compliance Committee ensures that we engage our independent registered public accounting firm to provide only audit and non-audit services that are compatible with maintaining the independence of our public accountants. The Audit and Compliance Committee approves or pre-approves all services provided by our public accountants. Permitted services include audit and audit-related services, tax services and other non-audit related services. Certain services are identified as restricted. Restricted services are those services that may not be provided by our external public accountants, whether identified in statute or determined to be incompatible with the role of an independent auditor. All fees identified in the preceding table were approved by the Audit and Compliance Committee. During 2015, the Audit and Compliance Committee reviewed all non-audit services provided by our independent registered public accounting firm and concluded that the provision of such non-audit services was compatible with maintaining the independence of the external public accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL THREE

APPROVAL, BY NON-BINDING VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the disclosure rules of the SEC.

As described in detail under the headings “Compensation Discussion & Analysis” and “Executive Compensation,” our executive compensation programs are designed to attract and retain key executives, to stimulate management’s efforts on our behalf in a way that supports our business plan and to align management’s incentives with our long-term interests and those of our shareholders. Please read the discussion under the headings "Compensation Discussion and Analysis" and "Executive Compensation" for additional details about our executive compensation programs, including information about the fiscal year 2017 compensation of our named executive officers.

We are asking shareholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This proposal, commonly known as “say on pay,” gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote on this proposal is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote FOR this proposal on their proxy card.

The say on pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders, and to the extent there is any significant vote against our named executive officers’ compensation as disclosed in this proxy statement, the Compensation Committee will evaluate what, if any, actions are necessary to address the concerns of shareholders.

Accordingly, we ask our shareholders to approve the following advisory resolution at the 2018 Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the compensation tables and narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “ FOR ” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL FOUR

REINCORPORATION OF THE COMPANY

FROM A UTAH CORPORATION

TO A DELAWARE CORPORATION

Overview

On September 4, 2018, the Board unanimously approved the Plan of Conversion pursuant to which the Company will effect the Reincorporation, in compliance with the Delaware General Corporation law and the Utah Revised Business Corporation Act (the “UBCA”), subject to shareholder approval.

Principal Reasons for the Reincorporation Under Delaware Law

Corporate Law

The Board and management believe that it is in the best interest of the Company to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based. The Board believes that the shareholders will benefit from Delaware corporate law because of how established the law is and how responsive the Delaware courts are. With the Reincorporation to Delaware, the Bylaws of the Company will remain unchanged.

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under Delaware law. Unlike most states, including Utah, Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions.

To take advantage of Delaware’s flexible and responsive corporate laws, many corporations choose to incorporate initially in Delaware or choose to reincorporate into Delaware, as the Company proposes to do. In general, the Board believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the State of Utah and that the Company and its shareholders would benefit from such an environment. The Board has considered the following benefits available to Delaware corporations in deciding to propose reincorporation in Delaware:

●	the General Corporation Law of the State of Delaware, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

●	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware;

●

the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●

the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, which is highly regarded; and

●

the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide.

Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as an Utah corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than Utah law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although Utah law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than Utah law does and, therefore, provides directors and officers of a Delaware corporation a greater degree of comfort as to their risk of liability than that afforded under Utah law. As the Company plans for the future, the board of directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based.

The Reincorporation will not involve any change in the business, properties, corporate headquarters or management of the Company. The officers of the Company immediately prior to the Reincorporation will serve as the officers of the Company following the Reincorporation, and the nominees elected to the Board at the annual meeting will serve as the members of the Board following the Reincorporation. There will be no change in the operations, assets, liabilities or obligations of the Company as a result of the Reincorporation. Other than the filings with the Secretary of State of Utah and the Secretary of State of Delaware and the approval of the Reincorporation by the Company’s shareholders, there are no federal or state regulatory requirements that must be complied with or approvals that must be obtained in connection with the Reincorporation.

Capital Raising

Delaware is a recognized and understood jurisdiction throughout the international financial community. The Company would be better positioned to raise capital both within and outside of the United States by being incorporated in Delaware. The Board believes that the Company will be best suited to pursue all available financing options in the best interests of its shareholders if the Company is incorporated in Delaware versus Utah. The Board believes that the Reincorporation will represent a better opportunity for the Company to increase shareholder value.

Reinstatement of Edward Dallin Bagley’s Voting Rights as Shareholder

Reincorporating to Delaware Law would have the effect of avoiding the requirements of the Utah Control Shares Acquisition Act (“UCSAA”). The UCSAA limits the ability of persons acquiring more than 20% of a company’s voting stock to vote those shares absent approval by the holders of a majority of all shares entitled to be cast, excluding all interested shares. This statute may discourage, delay or prevent a change of control by limiting the voting rights of control shares acquired in a control share acquisition. The Company’s shareholders previously voted in 2013 not to restore voting rights to the control shares that Mr. Bagley acquired when he crossed the first 20% threshold under the UCSAA.

There is nothing in either the Utah Revised Business Corporation Act or in the UCSAA that prohibits the ClearOne board of directors from proposing to its shareholders that they restore to Mr. Bagley’s 2013 control shares the voting rights which its shareholders previously denied him. The Board believes it to be in the Company’s best interest to reincorporate to Delaware, which does not have a control share acquisition statute similar to the one in Utah. This reincorporation would convert, absent some additional measure taken by the Company in its certificate of incorporation to issue Mr. Bagley’s non-voting shares for his Utah control shares, each share of his common stock in ClearOne Utah into a fully voting share of common stock in ClearOne Delaware.

The effect of reinstatement will have a beneficial effect on Edward Dallin Bagley, but will have an overall effect that is advantageous for the Company.

Disadvantages of Reincorporation in Delaware

While our Board believe that the foregoing benefits and advantages of the Reincorporation into Delaware are significant, you may find the Reincorporation disadvantageous. The Delaware General Corporation Law permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board of directors under the business judgment rule, and the related enhanced scrutiny standard of judicial review, with respect to unsolicited takeover attempts. The substantial judicial precedent in the Delaware courts may potentially be disadvantageous to you to the extent it has the effect of providing greater certainty that the Delaware courts will sustain the measures the Company has in place or implements to protect shareholder interests in the event of unsolicited takeover attempts. Such measures may also tend to discourage a future attempt to acquire control of the Company that is not presented to and approved by the Company’s Board, but that a substantial number and perhaps even a majority of the shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over then current market prices.  As a result of such effects, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

The Reincorporation would be considered, in effect, a continuation of existence of the Company, with  the existence of Delaware Corp deemed to have commenced when the Company was first formed in Utah.

General actions that will occur pursuant to the Plan of Conversion

Pursuant to the Delaware General Corporate Law, as amended (the “DGCL”), and the UBCA, upon conversion:

●	The Company will cease to be governed by the UBCA and will be deemed a Delaware corporation subject to the DGCL;

●

Delaware Corp will be deemed to be the same entity as the Company for all purposes under the laws of Delaware, with the Company’s existence deemed to have commenced when the Company was first formed in Utah;

●	Delaware Corp will continue to have all of the assets of the Company;

●	Delaware Corp will continue to have all the debts, liabilities and duties of the Company; and

●	Each director and officer of the Company will continue to hold their respective offices with Delaware Corp.

Approval of the Filing of the Articles of Transfer and the Certificate of Conversion

In connection with the Reincorporation, the Board approved the filing: (1) with the Secretary of State of the State of Utah articles of transfer, in substantially the form attached hereto as Appendix A (“Articles of Transfer”); (2) with the Secretary of State of the State of Delaware a certificate of conversion in substantially the form attached hereto as Appendix B (the “Certificate of Conversion”); and (3) with the Secretary of State of the State of Delaware a certificate of incorporation, substantially in the form attached hereto as Appendix C (the “Certificate of Incorporation”).

Adoption of Delaware Certificate of Incorporation

In connection with the Reincorporation, the Board will adopt the Certificate of Incorporation in substantially the form attached hereto as Appendix C and the bylaws of the Company substantially in the form attached hereto as Appendix D (the “New Bylaws”). At the time they become effective, the Certificate of Incorporation will supersede the Company’s current articles of incorporation and the New Bylaws will supersede the Company’s current bylaws. The Certificate of Incorporation was adopted in order to reflect the Reincorporation of the Company in the State of Delaware and to implement provisions deemed by the Board to be in the best interests of the Company and its shareholders.

Effect on the Company’s Securities

Common Stock

Following the reincorporation to Delaware, the authorized capital stock of the Company will consist of 50,000,000 shares of common stock, par value $0.001 per share. Pursuant to the Articles of Transfer and Certificate of Conversion, each share of common stock of the Company, $0.001 par value per share, that is issued and outstanding immediately prior to the Reincorporation will automatically convert into one share of common stock, $0.001 par value per share of Delaware Corp.

Anti-Takeover Implications

Both Utah and Delaware permit a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Board, however, is not proposing the Reincorporation to prevent a change in control of the Company.

With respect to implementing defensive strategies, Delaware law is preferable to Utah law because of the substantial judicial precedent on the legal principles applicable to defensive strategies. As a Utah corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on such matters.

For a discussion of differences between Utah and Delaware law see “Changes to Shareholder Rights Before and After the Reincorporation–Changes from Utah to Delaware Law–Business Combinations; – Control Share Acquisitions” below.

Changes to Shareholder Rights Before and After the Reincorporation

As previously noted, the Certificate of Incorporation and Delaware Bylaws will be the governing instruments of the Company following the Reincorporation, resulting in some changes from the Company’s current articles of incorporation, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Utah to an office and agent in Delaware. There are also material differences between the DGCL and the UBCA. Certain changes to the articles of incorporation of the Company, as well as the material differences between Delaware and Utah law are discussed below. The following summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Utah corporate laws, the Certificate of Incorporation and Delaware Bylaws, copies of which are attached hereto as Appendix C and Appendix D, respectively.  Shareholders will not have any appraisal rights in connection with the reincorporation of the Company as a Delaware corporation.

Comparing Utah Law to Delaware Law

Set forth below is a non-exhaustive table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between Utah law and Delaware law. This chart does not address each difference between Delaware law and Utah law, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Utah law.

Provision	Utah Law	Delaware Law
Action by Shareholders Without a Meeting

Utah law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unlike Delaware law, Utah law requires a unanimous written consent of shareholders to elect directors. Utah law provides that, in order to be effective, (i) all written consents must be delivered to the corporation within 60 days after the earliest dated consent is delivered to the corporation, and (ii) written notice of the shareholder approval must be given at least 10 days before the consummation of the action authorized by shareholders to (a) all shareholders entitled to vote who have not consented in writing and (b) all shareholders not entitled to vote, but who are otherwise entitled to notice under Utah law. Alternatively, a corporation’s articles of incorporation or bylaws may provide that the written notice of shareholder approval can be given only to shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting and to vote at the meeting. If this election is made, the written notice must be given within 10 days after the corporation confirms sufficient written shareholder consents.

Delaware law permits shareholder action by less than unanimous written consent and provides that any action that could be taken at an annual or special meeting of shareholders (including the election of directors) may be taken without a meeting, without prior notice and without a vote, if written consents are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Delaware law provides that, in order to be effective, all written consents must be delivered to the corporation within 60 days after the earliest dated consent delivered to the corporation, and prompt notice of the action by written consent must be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to Company. Unlike Utah law, Delaware law does not stipulate that the actions taken by the written consent of shareholders cannot become effective until at least 10 days after notice of such actions has been furnished to all shareholders who did not sign the written consent. Instead, Delaware law requires “prompt” notice of such actions before they can become effective.

Special Meetings of Shareholders

Under Utah law, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s bylaws. Unlike, Delaware law, Utah law also permits the holders of 10% or more of the shares entitled to vote on a matter to submit a written demand for a special meeting to the corporate secretary.

Under Delaware law, a special meeting of shareholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.
Removal of Directors

Utah law provides that any director may be removed, with or without cause, by the holders of common stock of the corporation but only at a meeting of shareholders pursuant to a notice of meeting, which includes the removal of such director as an item of business.

Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors; however, Delaware law also provides that, so long as a Delaware corporation has a classified board of directors, unless otherwise provided in the corporation’s certificate of incorporation, shareholders may effect such removal only for cause.

Provision	Utah Law	Delaware Law
Limitation on Director Liability

Utah law permits a corporation, pursuant to its articles of incorporation, or in certain circumstances its bylaws, to provide for the elimination or limitation of the liability of a director to the corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for (1) the amount of a financial benefit received by a director to which he is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) unlawful distributions; or (4) an intentional violation of criminal law.

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited.  A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

Quorum	Utah law provides that, unless the corporation’s articles of incorporation provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter.

Delaware law provides that, unless the corporation’s certificate of incorporation or bylaws provide otherwise, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Unlike Utah law, Delaware law provides that in no event shall a quorum consist of less than one-third of the shares entitled to vote at a meeting.

Indemnification

Utah law requires a corporation to indemnify a director who was successful, on the merits or otherwise, in the defense of any claim, issue or matter, to which he or she was a party because of his or her status as a director of the corporation, against reasonable expenses incurred in connection with the proceeding or claim with respect to which he or she was successful. Unlike Delaware law, Utah law authorizes the limitation of such mandatory indemnification in a corporation’s articles of incorporation.

Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if:  the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.  A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

Provision	Utah Law	Delaware Law
Dissenters’ (Appraisal) Rights

Under Utah law, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Dissenters’ rights in Utah are available to both record holders and beneficial holders. Utah law sets forth procedures for a corporation to give shareholders notice of their appraisal rights. Unlike Delaware law, Utah law authorizes only the corporation to commence judicial appraisal proceedings with all shareholders who have properly dissented and whose demand remains unresolved to be named as parties to such proceedings.

Delaware law provides appraisal rights only in the case of certain mergers or consolidations. Thus, under Delaware law, shareholders have no appraisal rights in the event of a sale, lease or exchange of all or substantially all of a corporation’s assets. Appraisal rights in Delaware are available only to record holders. No appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless the articles of incorporation provides otherwise or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger of consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholder, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of clauses (a), (b), or (c).

Delaware law permits a shareholder who has received notice of appraisal rights, and who has submitted a written demand for appraisal, to file a petition with the Court of Chancery of the State of Delaware to demand a determination of the fair value of such shareholders’ shares. Such petition must be filed within 120 days after the effective date of a merger or consolidation.

Amendments to the Articles (Certificate) of Incorporation

Under Utah law, amendments to the articles of incorporation (other than ministerial amendments authorized by the board of directors without shareholder action) may be proposed by the board of directors. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and the board of directors then communicates the basis for its determination to the shareholders with the amendment.

Under Delaware law, shareholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the shareholders.

Provision	Utah Law	Delaware Law
Declaration and Payment of Dividends

Under Utah law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its shareholders, including distributions on shares that are partially paid.  However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Under Delaware law, subject to any restriction contained in a corporation's certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of "surplus" or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the capital of all outstanding preferred stock. "Surplus" is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Business Combinations

Utah law prohibits certain business combinations between a Utah corporation and an interested shareholder for two years after such person becomes an interested shareholder.  Generally, an interested shareholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within two years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation.  After the two year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested shareholder or a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested shareholder satisfies certain fair-value requirements.  An interested shareholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past two years, was an interested shareholder of the corporation.

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested shareholder” within three years of the shareholder becoming an “interested shareholder.”  Generally, an “interested shareholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested shareholder” is being determined.  A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested shareholder’s proportionate share ownership in the corporation.  This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested shareholder is approved by the corporation’s board of directors prior to the date the interested shareholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested shareholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock not owned by the interested shareholder.  This provision also does not apply if a shareholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% shareholder in the preceding three years but for the inadvertent acquisition of ownership.

Provision	Utah Law	Delaware Law
Control Share Acquisition Statute

Under Utah law, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special or annual meeting of shareholders.  Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares.

A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient  to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors.  Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person.

The control share acquisition statute applies to any acquisition of a controlling interest in an issuing public corporation unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply. An “issuing public corporation” is defined as a Utah corporation with (a) 100 or more shareholders; (b) its principal place of business, its principal office, or substantial assets within the state; and (c) (i) more than 10% of its shareholders resident in Utah; (ii) more than 10% of its shares owned by Utah residents; or (iii) 10,000 shareholders resident in the state.

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares. Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party. A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power.

Taxes and Fees	Utah charges corporations incorporated in Utah annual corporate franchise taxes equal to 5% of net income with a minimum annual tax of $100.

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Changes to Articles of Incorporation

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Company before and after the Reincorporation is effective, as a result of the differences between the Company’s Articles of Incorporation and the Certificate of Incorporation. This chart does not address each difference between the Articles of Incorporation and the Certificate of Incorporation, but focuses on some of those differences which the Company believes are material to shareholders.

Provision	Articles of Incorporation	Certificate of Incorporation	Impact on Shareholders
Removal of Directors	Not Addressed

The Certificate of Incorporation states that any director of the Company’s board of directors or the entire board of directors may be removed at any time, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote at an election of directors

Under Delaware law, the default provision for the removal of directors of a corporation is that directors may be removed with or without cause upon the affirmative vote of a majority of all of the votes of the class entitled to elect that director unless the charter or certificate of incorporation provides otherwise.

The Certificate of Incorporation increases the threshold for the removal of directors to sixty-six and two-thirds percent (66 2/3%) which will impact our shareholders by making it more difficult for them to change the Board’s composition.

Indemnification and Advancement of Expenses	Not Addressed in Articles of Incorporation

The Certificate of Incorporation states that the Company shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another Company or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person.  Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Company shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of the Company.

Section 145(e) of the DGCL permits, but does not require Delaware corporations to pay, prior to final disposition, the expenses, including attorneys’ fees, incurred by a corporate representative in defending a proceeding.  The provision in Delaware Bylaws and the Certificate of Incorporation permitting such advances of fees associated with indemnification is not the default provision under the DGCL.

Advancing expenses to Covered Persons prior to the final disposition of a proceeding could impact our shareholders to the extent that we would use Company assets, which could otherwise be used to grow our business and increase shareholder equity,  to cover the costs of litigation without the certainty that the Covered Person will be successful on the merits of the suit.

Provision	Articles of Incorporation	Certificate of Incorporation	Impact on Shareholders
Choice of Forum	Not Addressed

The Certificate of Incorporation states that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company's shareholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the  Delaware Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

The Delaware Chancery Court is widely regarded as the country’s preeminent business court, with experienced jurists who have deep understanding of Delaware corporate law and long standing precedent regarding corporations’ governance.  The inclusion of the provision in the Certificate of Incorporation designating the Delaware Chancery Court as the forum for actions against the Company, may make it more difficult for small shareholders that reside in states other than Delaware to initiate suits against the Company or any director, officer or employee of the Company.

The inclusion of a choice of forum provision in a corporation’s certificate of incorporation is not a default provision under the DGCL of our shareholders without first amending the powers conferred to the Board to amend or repeal the Delaware Bylaws.

Conferring the power to amend or repeal the Delaware Bylaws to the Board is not the default under the DGCL..

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF REINCORPORATION OF THE COMPANY FROM THE STATE OF UTAH TO THE STATE OF DELAWARE, AS DISCLOSED IN THIS PROXY STATEMENT.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

We anticipate that our Annual Meeting of Shareholders in 2019 will be held in April 2019. Any shareholder that wishes to present any proposal for shareholder action at our Annual Meeting of Shareholders to be held during calendar year 2019 must notify us at our principal executive offices no later than March 1, 2019 in order for the proposal to be included in our proxy statement and form of proxy relating to that meeting.

Pursuant to Rule 14a-8 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2019, except in circumstances where (i) we receive notice of the proposed matter no later than March 1, 2019; and (ii) the proponent complies with the other requirements set forth in Rule 14a-8.

SUPPLEMENTAL PROXY INFORMATION

Except as specifically modified or supplemented by the information contained in this supplement, all information set forth in the Definitive Proxy Statement remains applicable.

OTHER MATTERS

We know of no other business to be submitted at the meeting. If any other matters should properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as our Board of Directors may recommend.

This form cannot be hand written.

State of Utah
Department of Commerce
Division of Corporations & Commercial Code
Articles of Transfer (Corporation)

Non-Refundable Processing Fee: $37.00

Pursuant to Utah Code Section 16-10a-1533.5, any Domestic Corporation (Profit, Non-Profit, Professional, or Benefit) may transfer to or domesticate to another state besides Utah by filing Articles of Transfer.

1. Corporation Name: ____

2. The file date of the original Articles of Incorporation is ________________

3. The jurisdiction to which the company will be transferred to is____________

4. The future effective date of the transfer if it will not be effective upon filing is (MM-DD-YYYY) __________

5. The transfer has been approved by the shareholders.

6. The existence of the domestic company of Utah will cease when the articles of transfer become effective.

7. The company agrees that it may be served with process in Utah for any proceeding of enforcement of any obligation of the company arising while it was a company under Utah laws.

8. If the company does not apply for foreign authority in Utah, then the name and address to which a copy of service of process shall be mailed to:

____

____

____

Under penalties of perjury I declare that these Articles of Transfer have been examined by me and are, to the best of my knowledge and belief, true, correct and complete.

By: ____________________________________ Title: ____________________ Date: ____________

If the filer requests a copy of the **Articles of Transfer** an additional exact copy of the filed document along with a return-addressed envelope with adequate first-class postage must also be submitted.

Under GRAMA {63-2-201}, all registration information maintained by the Division is classified as public record. For confidentiality purposes, you may use the business entity physical address rather than the residential or private address of any individual affiliated with the entity.

04/17

Delaware Division of Corporations

401 Federal Street – Suite 4

Dover, DE 19901

Phone: 302-739-3073

Fax: 302-739-3812

Certificate of Conversion from a

Non-Delaware Corporation

to a Delaware Corporation

Dear Sir or Madam:

Enclosed please find a form for a Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation. The fee to file the Certificate of Conversion is $164.00 for a 1 page document. Please add $9 for each additional page.  A Certificate of Incorporation is required to be filed simultaneously with the Certificate of Conversion. Enclosed for your convenience, please find a form for a Stock Certificate of Incorporation. Forms for a Non-Stock Certificate of Incorporation can be found on our web site. The fee for filing the Certificate of Incorporation is a minimum of $89.00 for a 1 page document.  Please add $9 for each additional page.  Filing fees for the Certificate of Incorporation will vary depending on the amount of authorized stock.  You may contact our office for assistance in calculating these fees.  Please submit the filing with 1 cover sheet with Conversion first. You will receive a stamped “filed” copy of your document. If you would like a certified copy it will be an additional $100.00. ($50.00 for the Conversion and $50.00 for the Certificate of Incorporation) Expedited services are available please contact our office concerning these fees.  Please make any check payable to “Delaware Secretary of State”.

In order to process your request in a timely manner, please include a cover letter with your name, address and telephone/fax number to enable us to contact you if necessary. For your convenience a cover sheet is available at the following link. http://corp.delaware.gov/filingmemo.pdf.     Please make sure you thoroughly complete all information requested on these forms. It is important that the execution be legible, we request that you print or type your name under the signature line.

Thank you for choosing Delaware as your corporate home. Should you require further assistance in this or any other matter, please don’t hesitate to call us at (302) 7393073.

Sincerely,

Department of State

Division of Corporations

Rev. 09/05

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

 TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the Non-Delaware Corporation first formed is

________________________________________________________________.

2.	The jurisdiction immediately prior to filing this Certificate is________________.

3.	The date the Non-Delaware Corporation first formed is_____________________.

4.	The name of the Non-Delaware Corporation immediately prior to filing this

Certificate is ______________________________________________________.

5.	The name of the Corporation as set forth in the Certificate of Incorporation is ________________________________________________________________.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation have executed this Certificate on the

 ___________day of _________________, A.D._______________.

By:_____________________________

Name: __________________________

Print or Type

Title: ___________________________

Print or Type

Certificate of Incorporation
of ClearOne, Inc.

The undersigned, for purposes of incorporating a corporation under the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify as follows:

Article I: Name

The name of the corporation is ClearOne, Inc. (the “Corporation”)

Article II: Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

Article III: Capitalization

(a)      Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is up to an aggregate of fifty million (50,000,000) shares of common stock, par value $0.001 per share.

(b)     Common Stock. Common stock is the only class of stock of the Corporation.

Article IV: Board of Directors

The number of directors constituting the board of directors shall be not fewer than three (3) and not more than nine (9). The number of directors constituting the board of directors initially shall be four (4). Subject to the previous sentence, the precise number of directors shall be fixed exclusively pursuant to a resolution adopted by the board of directors. Vacancies and newly-created directorships shall be filled exclusively pursuant to a resolution adopted by the board of directors. Any director of the Company’s board of directors or the entire board of directors may be removed at any time, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote at an election of directors.

Article V: Limitation of Director Liability; Indemnification and Advancement of Expenses

(a)          Limitation of Director Liability. To the fullest extent that the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article VII (a) shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

(b)          Indemnification and Advancement of Expenses. The Corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify, or advance expenses to, an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the board of directors of the Corporation.

Article VI: Meetings of Stockholders

(a)     No Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

(b)     Special Meetings of Stockholders. Subject to the requirements of applicable law, special meetings of stockholders may be called only by the board of directors.

(c)     Election of Directors by Written Ballot. Election of directors need not be by written ballot.

Article VII: Registered Office and Agent

The address of the Corporation’s registered office in the State of Delaware is 1675 South State St., Suite B, in the City of Dover, Kent County, Delaware 19901. The name of the Corporation’s registered agent at such address is Capitol Services, Inc.

Article VIII: Amendments to the Certificate of Incorporation and Bylaws

(a)     Amendments to the Certificate of Incorporation. Notwithstanding any other provisions of this certificate of incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Articles IV, V, or VI may be altered, amended or repealed in any respect (including by merger, consolidation or otherwise), nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66.66%) of the capital stock of the Corporation entitled to vote generally in an election of directors.

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(b)     Adoption, Amendment and Repeal of the Bylaws. In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized to make, alter, amend and repeal the Bylaws of the Corporation subject to the power of the stockholders of the Corporation to alter, amend or repeal the bylaws; provided, however, that with respect to the powers of stockholders to make, alter, amend or repeal the bylaws, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66.66%) of the capital stock of the corporation entitled to vote generally in an election of directors shall be required to make, alter, amend, or repeal the bylaws of the corporation.

Article IX: Incorporator

The name and mailing address of the incorporator of the corporation is ___________________________________________.

Article X: Choice of Forum

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company's shareholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

IN WITNESS WHEREOF, the undersigned incorporator has executed this Certificate of

Incorporation this ___ day of ______________, ____.

_________________________
Incorporator

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Bylaws of
ClearOne, Inc.,
a Delaware corporation

Article I: Stockholders

Section 1.1.     Annual Meeting.

An annual meeting of the stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, on the date, and at the time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders.

Section 1.2.     Advance Notice of Nominations and Proposals of Business.

(a)           Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made prior to an annual meeting of stockholders (i) pursuant to the Corporation’s proxy materials with respect to such meeting or (ii) by or at the direction of the Board of Directors at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section.

(b)           A person shall not be eligible for election or re-election as a director at an annual meeting unless the person is nominated by or at the direction of the Board of Directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(c)            Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected by or at the direction of the Board of Directors.

Section 1.3.      Special Meetings; Notice.

Subject to the requirements of applicable law, special meetings of stockholders may be called only by the Board of Directors. Notice of every special meeting shall state the purpose of the meeting and the business conducted at a special meeting of stockholders shall be limited to the business set forth in the notice of meeting. The Board of Directors may postpone or reschedule any previously called special meeting.

Section 1.4.     Notice of Meetings.

(a)            Notice of the place, if any, date and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed present in person and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at the meeting, except as otherwise provided in these bylaws or required from time to time by the DGCL or the Corporation’s Certificate of Incorporation).

(b)           When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholder and proxyholders may be deemed to be present in person of such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

Section 1.5.      Quorum.

(a)            At any meeting of the stockholders, the holders of shares of stock of the Corporation entitled to cast a majority of the total votes entitled to be cast by the holders of all outstanding capital stock of the Corporation, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by law.

(b)            If a quorum shall fail to attend any meeting, the chair of the meeting may adjourn the meeting to another place, if any, date and time.

Section 1.6.     Organization.

The Chair of the Board or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the Chief Executive Officer of the Corporation shall call to order any meeting of the stockholders and act as chair of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be the person the chair appoints.

Section 1.7.      Conduct of Business.

The chair of any meeting of stockholders shall determine the order of business and the rules of procedure for the conduct of the meeting, including the manner of voting and the conduct of discussion as the chair determines to be in order. The chair shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

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Section 1.8.      Proxies; Inspectors.

(a)            At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 1.8 may be substituted or used in lieu of the original writing or transmission that could be used, provided that the copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(b)            The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors.

Section 1.9.      Voting.

All elections of directors shall be determined by a plurality of the votes cast, and except as otherwise required by law or these bylaws, all other matters shall be determined by the affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast on the matter by the holders of all shares present in person or represented by proxy at the meeting and entitled to vote.

Section 1.10.    Stock List.

(a)            A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting as required by law.

(b)            The stock list shall also be open to the examination of any such stockholder during the whole time of the meeting as provided by law. The corporation may look to this list as the sole evidence of the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 1.11.    No Action by Written Consent.

Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

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Article II: Board of Directors

Section 2.1.     Number, Election, Term and Qualifications of Directors.

(a)            Subject to the special right of the holders of common stock to elect directors, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies.

(b)            Directors need not be stockholders to be qualified for election or service as a director of the Corporation.

Section 2.2.     Removal; Resignation.

Any director of the Company’s board of directors or the entire board of directors may be removed at any time, with or without cause, by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares entitled to vote at an election of directors. Any director may resign at any time upon notice given in writing or by election transmission to the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation that is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

Section 2.3.     Newly Created Directorships and Vacancies.

Except as otherwise required by law and subject to the rights of the holders of any series of stock with respect to such series of stock, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and not by the stockholders.

Section 2.4.     Regular Meetings.

Regular meetings of the Board of Directors shall be held at the place, on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting the date of which has been so publicized shall not be required.

Section 2.5.     Special Meetings.

Special meetings of the Board of Directors may be called by the Chief Executive Officer or by two or more directors then in office and shall be held at the place, on the date, and at the time as they or he or she shall fix. Notice of the place, date, and time of each special meeting shall be given each director either (a) by mailing written notice not less than five (5) days before the meeting, or (b) by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four hours before the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at a special meeting.

Section 2.6.     Quorum.

At any meeting of the Board of Directors, a majority of the total number of the whole Board of Directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof.

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Section 2.7.     Participation in Meetings by Conference Telephone or Other Communications Equipment.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at the meeting.

Section 2.8.     Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in the order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided in these bylaws or required by law. The Board of Directors may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9.     Compensation of Directors.

Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of standing or special committees may be allowed compensation for attending committee meetings.

Article III: Committees

Section 3.1.     Committees of the Board of Directors.

The Board of Directors may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee.

Section 3.2.     Conduct of Business.

Unless the Board of Directors provides otherwise, each committee of the Board may make, alter, and repeal rules for the conduct of its business. Each committee shall keep minutes of its meetings and all action taken by it shall be reported to the Board.

Article IV: Officers

Section 4.1.     Generally.

The officers of the Corporation shall consist of a chief executive officer, a chief operating officer, a president, a chief financial officer, and a secretary, each of whom shall be appointed by the Board. Such other officers and assistant officers as may be deemed necessary, including any vice presidents, may also be appointed by the Board. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by the officers as may be designated by resolution of the Board.

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Section 4.2.     Chief Executive Officer.

The Chief Executive Officer shall supervise and control all the business and affairs of the Corporation, subject to the direction of the Board. Unless a chair of the Board has been appointed, the Chief Executive Officer shall preside at all meetings of the Board or stockholders.

Section 4.3.     Chief Operating Officer

The Chief Operating Officer shall be responsible for overseeing all the operations of the Corporation, subject to the direction of the Chief Executive Officer.

Section 4.4.     President.

The President shall manage the day-to-day affairs of the Corporation, subject to the direction of the Chief Executive and Chief Operating Officers. The President may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed. In general, the President shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 4.5.     Vice Presidents.

If appointed, the vice-president (or if there is more than one, each vice-president) shall assist the President and shall perform such duties as may be assigned to him or her by the President or by the Board of Directors. If appointed, in the absence of the President or in the event of his death, inability or refusal to act, the vice-president (or in the event there is more than one vice-president, the vice presidents in the order designated at the time of their election, or in the absence of, any designation, then in the order of their appointment) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. (If there is no vice-president, then the Chief Financial Officer shall perform such duties of the President.)

Section 4.6.     Chief Financial Officer

The Chief Financial Officer shall: (i) have charge and custody of and be responsible for all funds and securities of the Corporation; (ii) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies, or other depositaries as shall be selected by the Board of Directors; and (iii) in general, perform all of the duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned by the President or by the Board of Directors. If required by the Board of Directors, the Chief Financial Officer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Directors shall determine. A controller may be appointed to assist the Chief Financial Officer.

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Section 4.7.     Secretary.

The Secretary shall: (i) keep the minutes of the proceedings of the stockholders, the Board of Directors and any committees of the Board in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (iii) be custodian of the corporate records; (iv) when requested or required, authenticate any records of the Corporation; (v) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (vi) sign with the President, or a vice-president, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (vii) have general charge of the stock transfer books of the Corporation; and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors. Assistant secretaries if any, shall have the same duties and powers, subject to the supervision of the Secretary.

Section 4.8     Delegation of Authority.

The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 4.9.     Removal.

The Board of Directors may remove any officer of the Corporation at any time, with or without cause.

Section 4.10.    Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer may exercise any right to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equity holders of, or with respect to any action of stockholders or equity holders of, any other corporation or entity that the Corporation may possess by reason of its ownership of securities or interests in the other corporation or entity.

Article V: Stock

Section 5.1.     Certificates of Stock.

Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the Chair of the Board, the Vice Chair of the Board, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her unless the Board of Directors provides by resolution that the common stock shall be uncertificated shares. Any or all of the signatures on the certificate may be by facsimile.

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Section 5.2.     Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5.3 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore.

Section 5.3.     Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft, or destruction of any certificate of stock, another may be issued in its place pursuant to the regulations that the board of directors may establish concerning proof of the loss, theft, or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.4.     Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by the other regulations as the Board of Directors may establish.

Section 5.5.     Record Date.

(a)     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for the other action described above; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

(b)     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Article VI: Notices

Section 6.1.     Notices.

If mailed, notice to stockholder shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

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Section 6.2.     Waivers.

A written waiver of any notice, signed by a stockholder or director, or a waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Article VII: Miscellaneous

Section 7.1.     Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 7.2.     Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 7.3.     Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 7.4.     Fiscal Year.

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 7.5.     Time Periods.

In applying any provision of these bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

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Article VIII: Indemnification

Section 8.1.     Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of the proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that the amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by the indemnitee in connection therewith; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by the indemnitee only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 8.2.     Right to Advancement of Expenses.

The right to indemnification conferred in Section 8.1 shall include the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by the indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (an “undertaking”), by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “final adjudication”) that the indemnitee is not entitled to be indemnified for the expenses under this Section 8.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 8.1 and 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Section 8.3.     Right of Indemnitee to Bring Suit.

If a claim under Section 8.1 or 8.2 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim to the fullest extent permitted by law. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by (i) the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met the applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to the suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 8 or otherwise shall be on the Corporation.

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Section 8.4.     Non-exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article 8 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 8.5.     Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify the person against the expense, liability or loss under the Delaware General Corporation Law.

Section 8.6.     Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Article IX: Amendments

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal these bylaws subject to the power of the stockholders of the Corporation to alter, amend or repeal the bylaws; provided, however, that, with respect to the powers of stockholders to make, alter, amend and repeal the bylaws, notwithstanding any other provision of these bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the stockholders of the Corporation required by law or these bylaws, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66.66%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors shall be required to adopt, amend or repeal any provisions of these bylaws.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com

CLEARONE, INC.
Proxy for Annual Meeting of Shareholders
Thursday, October 25, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of ClearOne, Inc., a Utah corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 24, 2018 and hereby appoints Zeynep Hakimoglu and Narsi Narayanan, proxies and attorneys-in-fact, with full power to each of substitution in behalf of and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders to be held on October 25, 2018, at 9:30 A.M., local time, at 5225 Wiley Post Way, Suite 500, Salt Lake City, UT 84116, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse side.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any postponement or adjournment thereof (or, if only one shall be present and act, then that one) shall have and may exercise all the powers of said attorneys-in-fact hereunder. In addition to the following proposals, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side